UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08212

J.P. Morgan Series Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 through June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

J.P. Morgan

Series

Trust II

JPMorgan Bond Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	14
Financial Highlights	18
Notes to Financial Statements	20
Schedule of Shareholder Expenses	26

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Bond Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“As market liquidity shrank, investors shunned riskier assets in favor of the perceived safety of U.S. Treasury securities and other high-quality bonds.”

Investors shun risk

Investors faced significant challenges during the six months, as negative news impacted the U.S. financial markets. Problems in other segments of the market — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — stifled credit-sector performance but boosted returns for higher-quality bonds.

Preference for quality pushes Treasury yields lower

As market liquidity shrank, investors shunned riskier assets in favor of the perceived safety of U.S. Treasury securities and other high-quality bonds. As investors flocked to Treasuries — particularly during the first quarter of 2008 — yields plummeted. The two-year Treasury yield, for example, declined to a six-month low of 1.35% on March 17, 2008.

But, during the second quarter of 2008, Treasury yields headed upward on renewed concerns about inflation and fears that the Federal Reserve (Fed) might raise rates to help contain price increases. The two-year Treasury yield ended the period at 2.63%, higher than the March low, but still 42 basis points (bps) lower than its yield at the end of December 2007. The yield on the benchmark 10-year Treasury fell from 4.04% on December 31, 2007, to 3.34% in mid-March, before ending the six months at 3.99%.

Bonds outpace stocks

Overall, bonds significantly outperformed stocks for the six months, with the Lehman Brothers U.S. Aggregate Index returning 1.13%, compared to the return of –11.91% for the S&P 500 Index. Treasuries were the fixed income market’s leading sector, as demonstrated by the Lehman Brothers U.S. Treasury Index return of 2.23%. At the opposite end of the quality spectrum, high-yield bonds retreated, returning –1.31%, as measured by the Lehman Brothers U.S. Corporate High Yield Index.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its fed funds target rate by 225 bps in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   1

JPMorgan Bond Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$34,742,566
Primary Benchmark	Lehman Brothers U.S. Aggregate Index
Average Credit Quality	AA
Duration	4.9 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Bond Portfolio, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity,* returned –4.52%** for the six months ended June 30, 2008, compared to the 1.13% return for the Lehman Brothers U.S. Aggregate Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due to its allocation in asset-backed securities (ABS), mortgages and corporate bonds. Additional financial sector write-downs and de-leveraging of positions drove prices of mortgage ABS (mortgages considered “sub-prime”) to new lows. An overweight in non-agency mortgage-backed securities also detracted from performance, as spreads widened due to liquidity concerns and heavy selling due to continued de-leveraging by banks and hedge funds. In addition, corporate bonds hurt returns, given worries about economic weakness and financial-sector headlines. Underperformance in the corporate sector was due primarily to security selection in financials.

On the positive side, U.S. Treasuries and agencies helped returns. Uncertainty in the markets prompted investors’ flight to these higher-quality bonds. Higher-quality positions in emerging markets debt (EMD) also contributed to performance. Outperformance in EMD was due primarily to positions in Brazil, which received an overall credit-quality upgrade from S&P and Fitch.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We managed the Portfolio to seek diversified returns across a global set of opportunities. By balancing top-down macroeconomic themes with bottom-up security selection, we employed interest rate management to enhance returns and control risks. Specifically, we attempted to outperform the broad market by enhancing returns through allocations to extended sectors, including EMD and high-yield debt (junk bonds). We established sector and duration strategies through structured, global debate among our fixed income team members. We also attempted to combine the best ideas in security selection from our distinctive teams of sector specialists, with a goal of repeatable and consistent performance across market cycles.

LONG POSITIONS PORTFOLIO COMPOSITION***

Mortgage Pass-Through Securities	24.6%
Corporate Bonds	20.5
U.S. Treasury Obligations	17.0
Collateralized Mortgage Obligations	14.0
Asset-Backed Securities	6.1
Foreign Government Securities	3.1
Commercial Mortgage-Backed Securities	2.5
Short-Term Investments	12.2

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	10 YEAR
BOND PORTFOLIO	1/3/95	(4.52)%	(3.83)%	1.49%	4.02%

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Bond Portfolio, the Lehman Brothers U.S. Aggregate Index and the Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Lehman Brothers U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   3

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 137.0%
	Asset-Backed Securities — 9.6%
200,000	Bank of America Credit Card Trust,
	Series 2006-C4, Class C4, VAR, 2.70%, 11/15/11 (m)	195,793
595,000	Capital One Multi-Asset Execution Trust, Series 2007-A9, Class A9, 4.95%, 08/15/12 (m)	604,850
100,422	Citigroup Mortgage Loan Trust, Inc.,
	Series 2003-HE3, Class A, VAR, 2.86%, 12/25/33 (m)	80,480
21,522	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	21,540
	Countrywide Asset-Backed Certificates,
135,369	Series 2003-5, Class MF1, VAR, 5.41%, 01/25/34 (m)	114,716
1,056	Series 2004-1, Class 3A, VAR, 2.76%, 04/25/34 (m)	934
120,000	Series 2004-1, Class M1, VAR, 2.98%, 03/25/34 (m)	92,287
100,000	Series 2004-1, Class M2, VAR, 3.03%, 03/25/34 (m)	84,235
	Countrywide Home Equity Loan Trust,
93,419	Series 2004-I, Class A, VAR, 2.76%, 02/15/34 (m)	58,660
31,403	Series 2004-K, Class 2A, VAR, 2.77%, 02/15/34 (m)	23,699
	First Franklin Mortgage Loan Asset Backed Certificates,
125,000	Series 2005-FF2, Class M3, VAR, 2.96%, 03/25/35 (m)	99,001
250,000	Series 2005-FF11, Class M1, VAR, 2.91%, 11/25/35 (m)	176,521
1,584	GSAMP Trust, Series 2004-OPT, Class A1, VAR, 2.82%, 11/25/34 (m)	1,324
210,000	Home Equity Asset Trust, Series 2005-8, Class M2, VAR, 2.93%, 02/25/36 (m)	125,685
500,000	K2 (USA) LLC, Series 2007-2D, VAR, 5.12%, 02/15/10 (f) (i) (s) (v)	—
	Long Beach Mortgage Loan Trust,
300,000	Series 2003-4, Class M1, VAR, 3.16%, 08/25/33	251,581
190,000	Series 2004-1, Class M1, VAR, 2.98%, 02/25/34	147,992
125,000	Series 2004-1, Class M2, VAR, 3.03%, 02/25/34	96,278
250,000	Series 2004-3, Class M1, VAR, 3.05%, 07/25/34	199,313
125,000	MASTR Asset Backed Securities Trust,
	Series 2005-OPT1, Class M2, VAR, 2.90%, 03/25/35	96,784
275,000	MBNA Credit Card Master Note Trust, Series 2001-C2, Class C2, VAR, 3.62%, 12/15/10 (e)	275,090
125,000	New Century Home Equity Loan Trust,
	Series 2005-1, Class M1, VAR, 2.93%, 03/25/35	99,813
	Option One Mortgage Loan Trust,
40,285	Series 2003-1, Class A2, VAR, 3.32%, 02/25/33	33,493
23,968	Series 2003-5, Class A2, VAR, 2.80%, 08/25/33	21,211
	Residential Asset Securities Corp,
10,754	Series 2002-KS4, Class AIIB, VAR, 2.98%, 07/25/32	9,346
16,145	Series 2003-KS5, Class AIIB, VAR, 3.06%, 07/25/33	11,397
17,585	Series 2003-KS9, Class A2B, VAR, 3.12%, 11/25/33	12,819
250,000	Series 2005-KS11, Class M2, VAR, 2.90%, 12/25/35	170,646
250,000	Soundview Home Equity Loan Trust,
	Series 2005-OPT4, Class M1, VAR 2.94%, 12/25/35	87,984
	Wachovia Asset Securitization, Inc.,
24,185	Series 2002-HE2, Class A, VAR, 2.91%, 12/25/32	18,543
40,935	Series 2003-HE2, Class AII1, VAR, 2.74%, 06/25/33	32,079
88,785	Series 2003-HE3, Class A, VAR, 2.73%, 11/25/33	70,558
	Total Asset-Backed Securities (Cost $4,641,401)	3,314,652
	Collateralized Mortgage Obligations — 21.9%
	Agency CMO — 6.9%
	Federal Home Loan Mortgage Corp. REMICS,
110,830	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	1,121
596,780	Series 2779, Class SM, IF, IO, 4.68%, 10/15/18 (m)	49,277
132,491	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	2,397
1,796,078	Series 2813, Class SB, IF, IO, 4.58%, 02/15/34 (m)	160,497

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Agency CMO — Continued
1,339,829	Series 2861, Class GS, IF, IO, 4.73%, 01/15/21 (m)	63,991
	Federal Home Loan Mortgage Corp. STRIPS,
1,229,229	Series 240, Class S22, IF, IO, 4.68%, 07/01/36 (m)	149,579
	Federal National Mortgage Association REMICS,
500,667	Series 2004-61, Class TS, IF, IO, 4.62%, 10/25/31 (m)	37,216
397,923	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	33,431
275,293	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	283,687
234,092	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	241,428
612,276	Series 2006-59, Class DC, 6.50%, 12/25/33 (m)	631,628
238,639	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	245,921
233,024	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	240,135
226,908	Series 2006-78, Class BC, 6.50%, 01/25/34 (m)	234,211
	Government National Mortgage Association,
13,380	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	55
150,666	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	3,197
		2,377,771
	Non-Agency CMO — 15.0%
	Adjustable Rate Mortgage Trust,
30,653	Series 2004-1, Class 9A2, VAR, 2.88%, 01/25/35 (m)	26,568
22,549	Series 2005-4, Class 7A2, VAR, 2.71%, 08/25/35 (m)	17,012
104,578	Series 2005-5, Class 6A21, VAR, 2.71%, 09/25/35 (m)	78,524
55,396	Series 2005-6A, Class 2A1, VAR, 2.79%, 11/25/35 (m)	43,042
337,554	CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A7, 6.00%, 01/25/37 (m)	287,024
	Countrywide Alternative Loan Trust,
452,018	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	410,771
729,327	Series 2006-J5, Class 1A1, 6.50%, 09/25/36 (i)	602,663
650,642	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	649,488
26,987	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, SUB, 5.89%, 02/25/37 (m)	26,754
102,326	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	102,192
424,442	First Horizon Alternative Mortgage Securities, Series 2006-FA4, Class 1A1, 6.00%, 08/25/36 (m)	378,320
90,039	Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, VAR, 2.79%, 10/25/45 (m)	71,307
54,594	Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A1, VAR, 2.92%, 09/25/34 (m)	43,528
88,399	Lehman Mortgage Trust, Series 2007-4, Class 4A1, 6.00%, 05/25/37	83,537
76,875	Medallion Trust (Australia), Series 2004-1G, Class A1, VAR, 2.77%, 05/25/35	72,153
	RESI Finance LP (Cayman Islands),
499,725	Series 2003-C, Class B3, VAR, 3.85%, 09/10/35 (e)	402,550
92,542	Series 2003-C, Class B4, VAR, 4.05%, 09/10/35 (e)	73,459
474,303	Series 2003-D, Class B3, VAR, 3.75%, 12/10/35 (e)	395,689
155,061	Series 2003-D, Class B4, VAR, 3.95%, 12/10/35 (e)	129,583
232,668	Series 2005-A, Class B3, VAR, 3.03%, 03/10/37 (e)	148,617
94,967	Series 2005-A, Class B4, VAR, 3.13%, 03/10/37 (e)	57,455
15,833	SACO I, Inc., Series 1997-2, Class 1A5, 7.00%, 08/25/36 (i)	15,952
162,246	Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, VAR, 2.71%, 05/25/45	127,787
273,595	Thornburg Mortgage Securities Trust, Series 2006-2, Class A2A, VAR, 2.59%, 03/25/36	269,514
	WaMu Mortgage Pass-Through Certificates,
69,281	Series 2005-AR2, Class 2A21, VAR, 2.81%, 01/25/45	53,501
177,770	Series 2005-AR9, Class A1A, VAR, 2.80%, 07/25/45	140,942
247,649	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 2CB1, 6.00%, 07/25/36	195,333

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   5

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Non-Agency CMO — Continued
324,405	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 06/25/37	314,267
		5,217,532
	Total Collateralized Mortgage Obligations (Cost $8,293,077)	7,595,303
	Commercial Mortgage-Backed Securities — 3.9%
250,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4, 4.67%, 06/11/41 (m) (y)	233,139
	Credit Suisse Mortgage Capital Certificates,
565,000	Series 2006-C1, Class A4, VAR, 5.61%, 02/15/39 (m)	544,145
335,000	Series 2007-C4, Class A3, VAR, 6.00%, 09/15/39 (m)	320,035
	LB-UBS Commercial Mortgage Trust,
75,000	Series 2005-C1, Class A4, 4.74%, 02/15/30	70,721
195,000	Series 2006-C4, Class A4, VAR, 5.88%, 06/15/38	192,024
	Total Commercial Mortgage-Backed Securities (Cost $1,402,120)	1,360,064
	Corporate Bonds — 31.9%
	Aerospace & Defense — 0.0% (g)
20,000	L-3 Communications Corp., 5.88%, 01/15/15	18,450
	Air Freight & Logistics — 0.2%
65,000	United Parcel Service, Inc., 6.20%, 01/15/38	65,883
	Beverages — 0.6%
35,000	Constellation Brands, Inc., 7.25%, 09/01/16 (m)	32,900
95,000	Diageo Capital plc, (United Kingdom), 5.75%, 10/23/17 (m)	93,764
85,000	Dr. Pepper Snapple Group, Inc., 6.82%, 05/01/18 (e) (m)	85,351
		212,015
	Capital Markets — 2.7%
20,000	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	19,600
60,000	Credit Suisse Guernsey Ltd., (Switzerland), 5.86%, 05/15/17 (m) (x)	50,019
	Goldman Sachs Group, Inc. (The),
105,000	5.95%, 01/15/27 (m)	90,530
35,000	6.75%, 10/01/37 (m)	32,016
35,000	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. PIK, 8.88%, 04/01/15 (m)	35,175
	Lehman Brothers Holdings, Inc.,
75,000	5.63%, 01/24/13	70,988
315,000	VAR, 2.97%, 11/10/09	300,248
20,000	LVB Acquisition Merger Sub, Inc., 10.38%, 10/15/17 (e)	21,200
60,000	Merrill Lynch & Co., Inc., 6.05%, 08/15/12	58,723
	Morgan Stanley,
185,000	6.63%, 04/01/18	175,292
100,000	VAR, 4.78%, 05/14/10	99,614
		953,405
	Chemicals — 0.3%
30,000	Huntsman LLC, 11.50%, 07/15/12 (m)	31,125
30,000	Nalco Co., 7.75%, 11/15/11	30,000
	PolyOne Corp.,
20,000	8.88%, 05/01/12	20,000
20,000	8.88%, 05/01/12 (e)	20,000
		101,125
	Commercial Banks — 4.8%
75,000	Depfa ACS Bank, (Ireland), 5.13%, 03/16/37 (e) (m)	71,237
90,000	Deutsche Bank AG, (Germany), 5.38%, 10/12/12 (m)	91,326
350,000	Glitnir Banki HF, (Iceland), VAR, 2.87%, 10/15/08 (e) (m)	348,041
200,000	HBOS plc, (United Kingdom), 5.92%, 10/01/15 (e) (m) (x)	142,440
200,000	ICICI Bank Ltd., (India), VAR, 3.25%, 01/12/10 (e) (m)	193,920
150,000	Shinsei Finance II, (Cayman Islands), 7.16%, 07/25/16 (e) (x)	105,563
100,000	Standard Chartered plc, (United Kingdom), 6.41%, 01/30/17 (e) (x)	80,247
300,000	VTB Capital S.A. for Vneshtorgbank, (Russia), VAR, 3.38%, 08/01/08 (e) (m)	299,213
145,000	Wachovia Capital Trust III, 5.80%, 03/15/11 (x)	98,600
95,000	Wells Fargo Capital XIII, 7.70%, 03/26/13 (x)	94,434
150,000	Woori Bank, (South Korea), VAR, 5.75%, 03/13/14 (e)	149,955
		1,674,976
	Commercial Services & Supplies — 0.2%
40,000	ACCO Brands Corp., 7.63%, 08/15/15 (m)	36,000
10,000	Allied Waste North America, Inc., 7.38%, 04/15/14 (m)	10,150

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Commercial Services & Supplies — Continued
20,000	Corrections Corp. of America, 6.25%, 03/15/13 (m)	19,250
		65,400
	Computers & Peripherals — 0.4%
135,000	Hewlett-Packard Co., 4.50%, 03/01/13 (m)	133,707
	Consumer Finance — 1.5%
45,000	GMAC LLC, 6.88%, 08/28/12 (m)	30,815
200,000	International Lease Finance Corp., VAR, 2.86%, 05/24/10 (m)	187,116
60,000	John Deere Capital Corp., 5.35%, 04/03/18 (m)	59,131
250,000	SLM Corp., VAR, 3.06%, 07/27/09 (m)	234,387
		511,449
	Containers & Packaging — 0.1%
10,000	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13	10,250
20,000	Smurfit-Stone Container Enterprises, Inc., 8.38%, 07/01/12	17,550
		27,800
	Diversified Consumer Services — 0.1%
30,000	Service Corp. International, 7.38%, 10/01/14	30,000
20,000	Stewart Enterprises, Inc., 6.25%, 02/15/13	19,000
		49,000
	Diversified Financial Services — 1.9%
115,000	Bank of America Corp., 5.65%, 05/01/18 (m)	107,363
80,000	Caterpillar Financial Services Corp., 5.45%, 04/15/18 (m)	79,309
	Citigroup, Inc.,
100,000	5.50%, 04/11/13 (m)	97,598
85,000	6.00%, 08/15/17 (m)	81,079
65,000	6.13%, 11/21/17 (m)	62,381
	General Electric Capital Corp.,
95,000	5.25%, 10/19/12 (m)	95,926
40,000	5.88%, 01/14/38 (m)	36,251
60,000	6.15%, 08/07/37 (m)	56,303
55,000	Visant Corp., 7.63%, 10/01/12	54,037
		670,247
	Diversified Telecommunication Services — 0.8%
130,000	AT&T, Inc., 6.30%, 01/15/38 (m)	122,818
13,000	Qwest Communications International, Inc., VAR, 6.18%, 02/15/09	12,935
20,000	Qwest Corp., 8.88%, 03/15/12	20,400
25,000	Telecom Italia Capital S.A., (Luxembourg), 7.72%, 06/04/38	25,403
90,000	Verizon Communications, Inc., 6.40%, 02/15/38	83,779
		265,335
	Electric Utilities — 2.4%
175,000	Abu Dhabi National Energy Co., (United Arab Emirates), 5.62%, 10/25/12 (e) (m)	176,341
100,000	E.ON International Finance BV, (Netherlands), 5.80%, 04/30/18 (e) (m)	98,101
85,000	Florida Power & Light Co., 5.95%, 02/01/38 (m)	84,027
250,000	Ohio Power, Co., VAR, 2.91%, 04/05/10	245,071
155,000	PacifiCorp, 4.30%, 09/15/08 (m)	155,039
70,000	Virginia Electric and Power Co, 6.35%, 11/30/37	68,152
		826,731
	Energy Equipment & Services — 0.3%
30,000	Cameron International Corp., 7.00%, 07/15/38 (m)	29,960
60,000	Transocean, Inc., (Cayman Islands), 6.80%, 03/15/38	61,364
		91,324
	Food & Staples Retailing — 1.5%
140,062	CVS Lease Pass-Through, 6.04%, 12/10/28 (e) (m)	130,052
200,000	CVS/Caremark Corp., VAR, 2.98%, 06/01/10 (m)	195,186
50,000	Kroger Co. (The), 6.40%, 08/15/17	50,998
50,000	Safeway, Inc., 6.35%, 08/15/17	51,458
100,000	Wal-Mart Stores, Inc., 6.50%, 08/15/37	102,915
		530,609
	Food Products — 0.0% (g)
10,000	Del Monte Corp., 6.75%, 02/15/15 (m)	9,525
	Gas Utilities — 0.4%
140,000	Nakilat, Inc. (Qatar), 6.07%, 12/31/33 (e)	123,820
30,000	Sonat, Inc., 7.63%, 07/15/11	30,284
		154,104
	Health Care Equipment & Supplies — 0.1%
30,000	Cooper Cos., Inc. (The), 7.13%, 02/15/15 (m)	28,800
	Health Care Providers & Services — 0.5%
	HCA, Inc.,
30,000	9.25%, 11/15/16 (m)	30,900
15,000	PIK, 9.63%, 11/15/16 (m)	15,450

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   7

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
125,000	UnitedHealth Group, Inc., VAR, 2.98%, 06/21/10	120,482
		166,832
	Hotels, Restaurants & Leisure — 0.2%
30,000	McDonald’s Corp., 6.30%, 10/15/37	29,838
35,000	MGM Mirage, Inc., 5.88%, 02/27/14	28,350
		58,188
	Household Durables — 0.2%
23,000	Beazer Homes USA, Inc., 6.88%, 07/15/15 (m)	16,445
20,000	Jarden Corp., 7.50%, 05/01/17	17,400
35,000	Sealy Mattress Co., 8.25%, 06/15/14	28,700
		62,545
	Household Products — 0.0% (g)
10,000	Visant Holding Corp., SUB, 0.00%, 12/01/13	9,700
	Independent Power Producers & Energy Traders — 0.2%
60,000	NRG Energy, Inc., 7.38%, 02/01/16	56,475
	Industrial Conglomerates — 0.2%
65,000	General Electric Co., 5.25%, 12/06/17 (m)	62,487
	Insurance — 3.0%
120,000	Allstate Life Global Funding Trusts, 5.38%, 04/30/13 (m)	119,529
65,000	American International Group, Inc., VAR, 8.17%, 05/15/58 (e) (m)	61,172
70,000	Liberty Mutual Group, Inc., 7.50%, 08/15/36 (e)	61,216
100,000	Lincoln National Corp., VAR, 7.00%, 05/17/66	91,087
125,000	Metropolitan Life Global Funding I, 5.13%, 04/10/13 (e)	123,086
40,000	Nationwide Financial Services, 6.75%, 05/15/67	31,682
80,000	Principal Life Income Funding Trusts, 5.30%, 04/24/13	80,000
90,000	Reinsurance Group of America, Inc., VAR, 6.75%, 12/15/65	70,771
200,000	Stingray Pass-Through Trust, 5.90%, 01/12/15 (e)	30,000
195,000	Swiss RE Capital I LP, (United Kingdom), 6.85%, 05/25/16 (e) (x)	171,937
55,000	Travelers Cos., Inc. (The), VAR, 6.25%, 03/15/37	47,253
210,000	XL Capital Ltd., (Cayman Islands), 6.50%, 04/15/17 (x)	141,750
		1,029,483
	IT Services — 0.1%
55,000	Iron Mountain, Inc., 6.63%, 01/01/16 (m)	51,425
	Machinery — 0.1%
10,000	Baldor Electric Co., 8.63%, 02/15/17 (m)	10,050
45,000	Terex Corp., 8.00%, 11/15/17	44,662
		54,712
	Media — 2.6%
25,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, 8.00%, 04/30/12 (e) (m)	23,625
105,000	Comcast Corp., 6.95%, 08/15/37 (m)	103,277
50,000	Dex Media, Inc., SUB, 0.00%, 11/15/13 (m)	35,750
55,000	DIRECTV Holdings LLC, 6.38%, 06/15/15 (m)	51,563
60,000	Echostar DBS Corp., 7.13%, 02/01/16 (m)	55,350
20,000	Quebecor Media, Inc. (Canada), 7.75%, 03/15/16	18,600
30,000	Time Warner Cable, Inc., 6.55%, 05/01/37	27,630
145,000	Time Warner, Inc., 5.88%, 11/15/16	136,728
200,000	Viacom, Inc., VAR, 3.13%, 06/16/09 (m)	197,890
15,000	Videotron Ltee, (Canada), 6.88%, 01/15/14	14,475
225,000	Walt Disney Co. (The), 4.70%, 12/01/12 (m)	226,416
		891,304
	Metals & Mining — 0.6%
35,000	Freeport-McMoRan Copper & Gold, Inc., 8.25%, 04/01/15 (m)	36,794
180,000	Rio Tinto Finance USA Ltd., (Australia), 5.88%, 07/15/13	180,998
		217,792
	Multi-Utilities — 0.4%
90,000	MidAmerican Energy Holdings Co., 6.13%, 04/01/36	86,424
25,000	Mirant North America LLC, 7.38%, 12/31/13	24,781
35,000	Veolia Environnement, (France), 6.00%, 06/01/18	34,920
		146,125
	Multiline Retail — 0.0% (g)
15,000	Neiman-Marcus Group, Inc. (The), PIK, 9.00%, 10/15/15	14,812

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 3.6%
	Chesapeake Energy Corp.,
40,000	6.50%, 08/15/17 (m)	37,400
15,000	7.00%, 08/15/14 (m)	14,700
105,000	Enterprise Products Operating LP, 6.30%, 09/15/17 (m)	104,266
135,000	Gaz Capital S.A. for Gazprom, (Russia), 7.29%, 08/16/37 (e) (m)	124,065
115,574	Gazprom International S.A., (Russia), 7.20%, 02/01/20	115,285
80,000	Kinder Morgan Energy Partners LP, 6.50%, 02/01/37	75,644
65,000	Nexen, Inc., (Canada), 6.40%, 05/15/37	61,545
	Pemex Project Funding Master Trust,
150,000	VAR, 4.08%, 06/15/10	150,750
150,000	VAR, 4.08%, 06/15/10 (e)	150,600
280,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III, (Qatar), 5.83%, 09/30/16 (e)	271,902
45,000	Suncor Energy, Inc., (Canada), 6.85%, 06/01/39	45,914
40,000	Valero Energy Corp., 6.63%, 06/15/37	36,674
55,000	XTO Energy, Inc., 6.38%, 06/15/38	52,564
		1,241,309
	Paper & Forest Products — 0.2%
	Georgia Pacific LLC,
15,000	7.00%, 01/15/15 (e) (m)	14,100
50,000	7.70%, 06/15/15 (m)	47,250
		61,350
	Real Estate — 0.1%
25,000	Host Hotels & Resorts LP, 7.13%, 11/01/13 (m)	23,250
	Semiconductors & Semiconductor Equipment — 0.0% (g)
20,000	Sensata Technologies BV, (Netherlands), 8.25%, 05/01/14	18,400
	Software — 0.1%
30,000	Oracle Corp., 6.50%, 04/15/38	30,074
	Textiles, Apparel & Luxury Goods — 0.1%
35,000	Hanesbrands, Inc., VAR, 6.51%, 12/15/14 (m)	32,550
	Thrifts & Mortgage Finance — 1.2%
100,000	Bancaja US Debt S.A.U., (Spain), VAR, 2.86%, 07/10/09 (e) (m)	96,227
	Countrywide Financial Corp.,
60,000	5.80%, 06/07/12 (m)	56,748
20,000	VAR, 3.02%, 03/24/09 (m)	19,207
250,000	Sovereign Bancorp, Inc., VAR, 2.96%, 03/01/09 (m)	239,491
		411,673
	Tobacco — 0.1%
35,000	Philip Morris International, Inc., 6.38%, 05/16/38	34,108
	Wireless Telecommunication Services — 0.1%
25,000	Intelsat Jackson Holdings Ltd., (Bermuda), 9.25%, 06/15/16 (m)	25,187
	Total Corporate Bonds (Cost $11,861,937)	11,089,666
	Foreign Government Securities — 4.8%
CAD 245,000	Government of Canada, (Canada), 3.75%, 06/01/12	242,987
280,000	Government of Ukraine, (Ukraine), 6.58%, 11/21/16	248,500
105,000	IIRSA Norte Finance Ltd., (Peru), 8.75%, 05/30/24	116,550
200,000	Republic of Argentina, (Argentina), VAR, 3.00%, 04/30/13	95,200
	Republic of Brazil, (Brazil),
103,000	8.00%, 01/15/18	114,381
20,000	12.25%, 03/06/30	33,900
55,000	12.25%, 03/06/30	93,225
100,000	Republic of Guatemala, (Guatemala), 9.25%, 08/01/13	114,000
75,000	Russian Federation, (Russia), 12.75%, 06/24/28	132,844
	United Mexican States, (Mexico),
65,000	8.00%, 09/24/22	79,105
400,000	VAR, 3.41%, 01/13/09	400,400
	Total Foreign Government Securities (Cost $1,701,197)	1,671,092
	Mortgage Pass-Through Securities — 38.4%
	Federal Home Loan Mortgage Corp.,
433,108	ARM, 5.87%, 01/01/37 (m)	438,952
	30 Year, Single Family,
2,495,000	TBA, 5.00%, 07/15/38	2,390,522
1,350,000	TBA, 6.00%, 07/15/38	1,363,500

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   9

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Federal Home Loan Mortgage Corp. Gold Pool,
	30 Year, Single Family,
50,889	6.00%, 02/01/35 (m)	51,524
	Federal National Mortgage Association Pool,
	15 Year, Single Family,
750,000	TBA, 4.50%, 07/25/23	724,687
145,000	TBA, 6.00%, 07/25/23	148,625
	30 Year, Single Family,
640,000	TBA, 5.00%, 07/25/38	613,400
250,000	TBA, 5.50%, 07/25/38	246,406
720,000	TBA, 6.00%, 08/25/38	724,275
5,835,000	TBA, 6.50%, 07/25/38	6,006,403
	Government National Mortgage Association Pool,
	30 Year, Single Family,
625,000	TBA, 6.50%, 07/15/38	645,508
	Total Mortgage Pass-Through Securities (Cost $13,274,299)	13,353,802
	U.S. Treasury Obligations — 26.5%
	U.S. Treasury Bonds,
165,000	5.00%, 05/15/37 (m)	177,323
10,000	6.38%, 08/15/27 (m)	12,250
150,000	6.75%, 08/15/26 (k) (m)	189,879
80,000	7.25%, 08/15/22 (k) (m)	103,075
248,762	U.S. Treasury Inflation Indexed Bond, 2.63%, 07/15/17	274,766
6,240,000	U.S. Treasury Inflation Indexed Note, 2.63%, 05/31/10	6,243,900
	U.S. Treasury Notes,
980,000	3.50%, 05/31/13 (m)	987,274
100,000	3.50%, 02/15/18 (m)	96,258
890,000	3.88%, 05/15/18 (m)	882,560
215,000	4.75%, 08/15/17 (m)	227,766
	Total U.S. Treasury Obligations (Cost $9,127,625)	9,195,051
	Total Long-Term Investments (Cost $50,301,656)	47,579,630
Short-Term Investments — 19.1%
	Commercial Paper — 14.4% (n)
500,000	Cancara Asset Securitisation LLC 2.57%, 07/10/08 (m)	499,656
500,000	Charta Corp. 2.61%, 07/29/08 (e) (m)	498,977
500,000	Ciesco LLC 2.51%, 07/14/08 (e) (m)	499,526
500,000	Corporate Receivables Corp. 0.00%, 10/02/08 (e)	496,397
500,000	Enterprise Funding Co. LLC 2.53%, 07/14/08 (e) (m)	499,524
500,000	Liberty Funding Co. 0.00%, 09/15/08 (m)	496,770
500,000	Scaldis Capital LLC 2.61%, 07/01/08 (e) (m)	499,967
500,000	Ticonderoga Funding LLC 2.45%, 07/07/08 (m)	499,769
500,000	Variable Funding Capital 2.46%, 07/11/08 (m)	499,658
500,000	Yorktown Capital LLC 2.47%, 07/14/08 (m)	499,533
	Total Commercial Paper (Cost $4,990,164)	4,989,777

SHARES
	Investment Company — 4.7%
1,644,396	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $1,644,396)	1,644,396
	Total Short-Term Investments (Cost $6,634,560)	6,634,173
	Total Investments — 156.1% (Cost $56,936,216)	54,213,803
	Liabilities in Excess of Other Assets — (56.1)%	(19,471,237)
	NET ASSETS — 100.0%	34,742,566

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	10 Year U.S. Treasury Note	September, 2008	455,688	8,723
5	Euro-Bobl	September, 2008	832,727	(13,187)
3	U.K. Treasury Gilt	September, 2008	623,788	(7,040)
3	U.S. Treasury Bond	September, 2008	346,781	2,093
17	90 Day Sterling	June, 2009	3,972,160	(17,382)
	Short Futures Outstanding
(2)	2 Year U.S. Treasury Note	September, 2008	(422,406)	(37)
(6)	5 Year U.S. Treasury Note	September, 2008	(663,328)	(11,361)
(1)	10 Year Canadian Bond	September, 2008	(115,201)	517
(1)	Euro-Bund	September, 2008	(174,087)	2,587
(1)	Eurodollar	September, 2008	(242,675)	(4,203)
(1)	Eurodollar	December, 2008	(242,050)	(3,703)
(1)	Eurodollar	March, 2009	(241,700)	(3,467)
(1)	Eurodollar	June, 2009	(241,175)	(3,078)
(1)	Eurodollar	September, 2009	(240,538)	(491)
(1)	Eurodollar	December, 2009	(239,838)	(116)
				(50,145)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 06/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
255,000 CAD	08/29/08	251,685	(250,695)	990

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
(325,000)	FHLMC Gold, 30 Year, Single Family, TBA, 5.50%, 07/15/38	(320,125)
(1,130,000)	FNMA, 30 Year, Single Family, TBA, 6.00%, 07/25/38	(1,139,888)
(640,000)	FNMA, 30 Year, Single Family, TBA, 5.00%, 08/25/38	(612,000)
(1,150,000)	FNMA, 30 Year, Single Family, TBA, 5.50%, 08/25/38	(1,130,594)
(5,860,000)	FNMA, 30 Year, Single Family, TBA, 6.50%, 08/25/38	(6,015,653)
	(Proceeds received of $9,221,899.)	(9,218,260)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   11

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	PORTFOLIO PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
CDX.EM.9	Barclays Bank plc [1]	Buy	2.65% semi-annually	06/20/13	80,000	(359)
CDX.EM.9	Citibank, N.A. [2]	Buy	2.65% semi-annually	06/20/13	260,000	(1,167)
CDX.EM.9	Deutsche Bank AG, New York [3]	Buy	2.65% semi-annually	06/20/13	210,000	(943)
CDX.EM.9	HSBC Bank, N.A. [4]	Buy	2.65% semi-annually	06/20/13	140,000	(629)
CDX.EM.9	Merrill Lynch International [5]	Buy	2.65% semi-annually	06/20/13	230,000	(1,033)
CDX.NA.IG.9	Goldman Sachs Capital Management [6]	Buy	0.60% quarterly	12/20/12	1,000,000	33,321
CDX.NA.IG.9	Goldman Sachs Capital Management [7]	Buy	0.60% quarterly	12/20/12	1,500,000	49,982
CDX.NA.IG.10	Goldman Sachs Capital Management [8]	Buy	1.55% quarterly	06/20/13	1,300,000	(9,019)
CDX.NA.IG.HVOL.10	Goldman Sachs Capital Management [9]	Sell	3.50% quarterly	06/20/13	300,000	2,361
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	0.60% semi-annually	03/20/12	210,000	(9,331)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.55% semi-annually	03/20/12	390,000	(18,071)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.61% semi-annually	03/20/12	150,000	(6,610)
Russia AG Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	0.76% semi-annually	02/20/09	750,000	(2,410)
Russia AG Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	0.72% semi-annually	03/20/09	75,000	(432)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	0.31% semi-annually	02/20/09	750,000	(68)
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Buy	0.30% semi-annually	03/20/09	75,000	34
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	1.01% semi-annually	07/20/10	590,000	4,982
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	0.53% semi-annually	12/20/11	240,000	(3,237)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	0.46% semi-annually	12/20/11	740,000	(11,546)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	0.46% semi-annually	12/20/11	20,000	(315)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	0.96% semi-annually	07/20/10	590,000	(5,693)
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Merrill Lynch Capital Services	Sell	0.64% semi-annually	05/20/12	170,000	(10,980)
						8,837

[1]	Premiums received of $203.

[2]	Premiums received of $461.

[3]	Premiums received of $824.

[4]	Premiums received of $342.

[5]	Premiums received of $446.

[6]	Premiums paid of $54,695.

[7]	Premiums paid of $65,823.

[8]	Premiums received of $29,867.

[9]	Premiums paid of $12,802.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Citibank, N.A. (b)	FHLMC Gold, 30 Year, Single Family, TBA, 6.00%	100.98	07/07/08	1,965,000	(396)
Deutsche Bank AG, New York (a)	FNMA, 30 Year, Single Family, TBA, 5.00%	96.09	07/07/08	5,600,000	18,369
Deutsche Bank AG, New York (a)	FNMA, 30 Year, Single Family, TBA, 6.00%	101.22	07/07/08	3,965,000	15,174
Deutsche Bank AG, New York (b)	FNMA, 30 Year, Single Family, TBA, 6.50%	103.13	07/07/08	10,550,000	(28,839)
Deutsche Bank AG, New York (b)	FHLMC Gold, 30 Year, Single Family, TBA, 5.00%	96.59	07/07/08	2,600,000	(21,118)
Deutsche Bank AG, New York (b)	FHLMC Gold, 30 Year, Single Family, TBA, 6.00%	101.41	07/07/08	5,045,000	(21,671)
Deutsche Bank AG, New York (b)	FHLMC, 4.50%, 01/15/14	99.90	07/21/08	1,095,000	10,495
Lehman Brothers Special Financing (a)	FNMA, 30 Year, Single Family, TBA, 6.00%	101.19	07/07/08	3,500,000	12,301
Lehman Brothers Special Financing (b)	FNMA, 15 Year, Single Family, TBA, 5.50%	100.69	07/10/08	3,200,000	(3,498)
Union Bank of Switzerland AG (b)	FNMA, 30 Year, Single Family, TBA, 5.00%	96.59	07/07/08	1,790,000	(14,570)
					(33,753)

(a)	Portfolio pays the excess of the market price over the price lock or receives the excess of the price lock over the market price at expiration.

(b)	Portfolio pays the excess of the price lock over the market price or receives the excess of the market price over the price lock at expiration.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Portfolio owns fair valued securities with a value of less than $1 which amounts to less than 0.1% of total investments.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(r)—	Rates shown are per annum and payments are as described.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

(v)—	As a result of the issuer missing its most recent coupon payment, the Portfolio no longer accrues interest from this security. The issuer has until the security’s maturity date to make any missed payments.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2008.

(y)—	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

ARM—	Adjustable Rate Mortgage

CAD—	Canadian Dollar

CMO—	Collateralized Mortgage Obligation

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2008. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PIK—	Payment-In-Kind

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2008.

TBA—	To Be Announced

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   13

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$52,569,407
Investments in affiliates, at value	1,644,396
Total investment securities, at value	54,213,803
Deposits with broker for futures	2,416
Receivables:
Investment securities sold	27,747,783
Portfolio shares sold	462
Interest and dividends	284,223
Tax reclaims	157
Variation margin on futures contracts	27,283
Unrealized appreciation on forward foreign currency exchange contracts	990
Outstanding swap contracts, at value	147,019
Expense reimbursements from Administrator	24,486
Total Assets	82,448,622

LIABILITIES:
Payables:
Due to custodian	20,635
Investment securities purchased	38,119,251
Securities sold short, at value	9,218,260
Portfolio shares redeemed	25,992
Outstanding swap contracts, at value	171,935
Accrued liabilities:
Investment advisory fees	8,563
Custodian and accounting fees	13,349
Other	128,071
Total Liabilities	47,706,056
Net Assets	$34,742,566

NET ASSETS:
Paid in capital	$38,950,770
Accumulated undistributed (distributions in excess of) net investment income	855,560
Accumulated net realized gains (losses)	(2,169,740)
Net unrealized appreciation (depreciation)	(2,894,024)
Total Net Assets	$34,742,566

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	3,555,627

Net asset value, offering and redemption price per share	$9.77

Cost of investments in non-affiliates	$55,291,820
Cost of investments in affiliates	1,644,396
Proceeds from securities sold short	9,221,899
Premiums paid on swaps	133,320
Premiums received on swaps	32,143

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Bond Portfolio
INVESTMENT INCOME:
Interest income	$970,266
Dividend income from affiliates (a)	25,240
Total investment income	995,506

EXPENSES:
Investment advisory fees	54,457
Custodian and accounting fees	28,712
Professional fees	40,166
Trustees’ and Chief Compliance Officer’s fees	4,525
Printing and mailing costs	12,859
Transfer agent fees	4,920
Other	70,984
Total expenses	216,623
Less earnings credits	(255)
Less expense reimbursements	(107,148)
Net expenses	109,220
Net investment income (loss)	886,286

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(613,397)
Securities sold short	(244,315)
Written options	19,982
Futures	(296,336)
Swaps	95,105
Foreign currency transactions	6,948
Net realized gain (loss)	(1,032,013)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,414,025)
Securities sold short	106
Futures	17,190
Swaps	(74,868)
Foreign currency translations	(14,817)
Change in net unrealized appreciation (depreciation)	(1,486,414)
Net realized/unrealized gains (losses)	(2,518,427)
Change in net assets resulting from operations	$(1,632,141)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Bond Portfolio
	Six Months Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$886,286	$2,881,847
Net realized gain (loss)	(1,032,013)	(653,513)
Change in net unrealized appreciation (depreciation)	(1,486,414)	(1,255,632)
Change in net assets resulting from operations	(1,632,141)	972,702

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,991,965)	(3,843,084)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	2,475,716	7,443,952
Dividends and distributions reinvested	2,991,965	3,843,084
Cost of shares redeemed	(5,016,910)	(52,998,701)
Change in net assets from capital transactions	450,771	(41,711,665)

NET ASSETS:
Change in net assets	(4,173,335)	(44,582,047)
Beginning of period	38,915,901	83,497,948
End of period	$34,742,566	$38,915,901
Accumulated undistributed (distributions in excess of) net investment income	$855,560	$2,961,239

SHARE TRANSACTIONS:
Issued	230,257	648,995
Reinvested	303,445	341,001
Redeemed	(459,439)	(4,544,337)
Change in shares	74,263	(3,554,341)

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Portfolio
Six Months Ended June 30, 2008 (Unaudited)	$11.18	$0.30		$(0.80)	$(0.50)	$(0.91)	$—	$(0.91)
Year Ended December 31, 2007	11.87	0.58	(e)	(0.44)	0.14	(0.83)	—	(0.83)
Year Ended December 31, 2006	11.85	0.58		(0.07)	0.51	(0.47)	(0.02)	(0.49)
Year Ended December 31, 2005	12.17	0.45		(0.14)	0.31	(0.42)	(0.21)	(0.63)
Year Ended December 31, 2004	12.34	0.41		0.09	0.50	(0.44)	(0.23)	(0.67)
Year Ended December 31, 2003	12.54	0.39		0.07	0.46	(0.39)	(0.27)	(0.66)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 9.77	(4.52)%	$34,743	0.60%		4.89%	1.19%	323%
11.18	1.16	38,916	0.76	(f)	5.06	0.78	626
11.87	4.49	83,498	0.75		4.71	0.76	641
11.85	2.64	86,695	0.75		3.79	0.75	732
12.17	4.29	85,057	0.75		3.06	0.75	544
12.34	3.72	91,695	0.75		2.98	0.75	545

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Bond Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1	$1,644,396	$—	$15,721	$(64,065)
Level 2	52,569,407	(9,218,260)	82,203	(208,296)
Level 3	—	—	—	—
Total	$54,213,803	$(9,218,260)	$97,924	$(272,361)

20   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments*
Balance as of 12/31/07	$261,100	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(261,100)	—
Net purchases (sales)	—	—
Net transfers in (out) of Level 3	—	—
Balance as of 06/30/08	$—	$—

*	Other financial instruments include futures, forwards and swap contracts.

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of June 30, 2008, was $618,615 and 1.8%, respectively.

C. Commitments — The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

D. Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2008, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio’s exposure to foreign currency exchange fluctuations. The Portfolio may also enter into forward foreign currency exchange contracts to hedge

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

against interest rate and currency risk, to generate gains to the Portfolio and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of June 30, 2008, the Portfolio had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

G. Written Options — When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

As of June 30, 2008, the Portfolio had no written options contracts outstanding. Transactions in written options during the six months ended June 30, 2008 were as follows:

	Notional Value	Premiums Received
Options outstanding at December 31, 2007	$—	$—
Options written	2,414,000	19,982
Options terminated in closing purchase transactions	(2,414,000)	(19,982)
Options outstanding at June 30, 2008	$—	$—

H. Swaps — The Portfolio may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. The value of a swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions. The risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

The Portfolio may enter into credit default contracts where one party, the protection buyer, makes a periodic payment or pays a premium to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. A premium received by the Portfolio, as the protection seller, is recorded as a liability on the Portfolio’s books. A premium paid by the Portfolio, as the protection buyer, is recorded as an asset on the Portfolio’s books. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses. Payments received or made as a result of a credit event are recognized, net of a proportional amount of the premium, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the Portfolio could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Portfolio may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. In the event that the referenced obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Premiums paid/received by the Portfolio are recorded as an asset/liability on the Statement of Assets and Liabilities and are recorded as a realized gain/loss on the termination date. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract.

As of June 30, 2008, the Portfolio had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

I. Short Sales — The Portfolio may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Portfolio is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial

22   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Portfolio will incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the price of the security declines between those dates.

As of June 30, 2008, the Portfolio had outstanding short sales as listed on its Schedule of Portfolio Investments.

J. Dollar Rolls — The Portfolio may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The Portfolio had TBA Dollar Rolls outstanding as of June 30, 2008, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Portfolio reserves assets with a current value at least equal to the amount of its TBA Dollar Rolls.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

L. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

M. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

N. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

O. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.30%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $1,094.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.45% of the average daily net assets of the Portfolio. Under the

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   23

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.45%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 0.60% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. This expense limitation percentage above is in place until at least April 30, 2009.

Prior to January 1, 2008, the contractual expense limitation was 0.75%.

For the six months ended June 30, 2008, the Administrator reimbursed expenses for the Portfolio in the amount of $107,148. The Administrator does not expect the Portfolio to repay any such reimbursed expenses in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$177,212,264	$197,360,298	$10,194,125	$1,449,633

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$56,936,216	$379,746	$3,102,159	$(2,722,413)

24   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

6. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Bond Portfolio
Actual	$1,000.00	$954.80	$2.92	0.60%
Hypothetical	1,000.00	1,021.88	3.02	0.60

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

26   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-BP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

J.P. Morgan

Series

Trust II

JPMorgan International Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Schedule of Shareholder Expenses	16

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan International Equity Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“The developed international markets, as measured by the MSCI EAFE Index, returned –10.96%, as slower economic growth and inflationary pressure spread throughout the world.”

Credit problems fuel market volatility, losses

Problems in the markets — fallout from the slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, U.S. sub-prime mortgage market woes and the ensuing credit crisis — stifled stock performance, igniting a widespread market correction. As these problems grew, volatility increased, market liquidity shrank and investors generally shunned riskier assets.

Stock returns turned negative for the six-month period. In the U.S., the S&P 500 Index returned –11.91%. Across style ranges, growth stocks outperformed their value-oriented counterparts.

Stocks did not fare much better overseas. The developed international markets, as measured by the MSCI EAFE Index, returned –10.96%, as slower economic growth and inflationary pressure spread throughout the world. Among the world’s developed nations, only Norway and Canada posted positive results for the six months.

Individually, the emerging markets showed wide disparity in performance, with India at the low end, declining more than 41%, and Argentina at the high end, advancing nearly 45%. As a whole, the emerging markets declined for the period, as the MSCI Emerging Markets Index returned –11.76%.* Negative global investor sentiment and concern that weakness in the G7 economies would lead to a downturn in exports accounted for the asset class’s weakness in the second half of the reporting period. High commodity prices were a mixed blessing, depending on each country’s circumstances.

U.S. Fed, Bank of England cut rates

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 basis points (bps) in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

The Bank of England took a milder approach, cutting interest rates by 50 bps during the period, from 5.50% to 5.00%. Nevertheless, the nation’s debt bubble remained on the verge of deflating due to falling housing prices and cash-flow-constrained households already pummeled by an overly tight monetary policy.

ECB, Bank of Japan keep rates steady

The Fed and Bank of England’s actions were in stark contrast to that of the European Central Bank (ECB), which held rates steady at 4.00%. Rising inflation in the euro-zone led to expectations for a rate hike from the ECB.

The Bank of Japan finally appointed a new governor, who acknowledged the difficulties facing the country’s economy. The bank’s overnight call rate remained 0.50%, where it has been since February 2007. In its April report, the bank lowered its outlook for growth and withdrew its longstanding goal of gradually raising interest rates.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

*	Returns are in U.S. dollars.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   1

JPMorgan International Equity Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 06/30/2008	$69,514,770
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan International Equity Portfolio, which seeks to provide high total return from a portfolio of equity securities of foreign companies,* returned –10.14%** for the six months ended June 30, 2008, compared to the –10.96% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period due in part to stock selection in the financial and energy sectors. However, on an absolute basis, Fund performance was lackluster. Market volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (domestic and international equity stocks) and seek the relative safety of “less risky” assets (U.S. Treasury bonds).

From a regional perspective, exposure to stocks in the emerging markets helped returns. At the individual stock level, Petroleo Brasileiro S.A., a Brazilian energy company, contributed to performance. The company benefited from record highs in oil prices. Having been concerned that high prices would fail to be passed on to consumers in Brazil, we saw significant domestic price hikes. The company’s upgrade to investment grade was also a positive, recognizing the country’s ongoing emergence. Mitsubishi Corp., a Japanese trading company, also helped returns. Continued strength in commodity prices prompted higher earnings expectations for two of the company’s key divisions.

On the negative side, stock selection in the materials and industrial sectors hurt returns. Regionally, stock selection in the U.K. detracted from performance. At the individual stock level, Wolseley plc, a U.K. distributor of plumbing and heating fixtures, detracted from performance. The company’s shares continued to fall, as the slump in U.S. construction activity undermined business and showed signs of spreading to Europe. The company, which gets half its revenues from North America, reported a decline in net income for the fiscal first half ended January 2008. In an effort to deal with the pullback, management aggressively cut costs, reduced headcount and scaled back plans for new store openings. Barclays plc, a U.K. bank, also hurt returns. The company was hindered by growing concerns about the risk of having to raise additional capital and further write-downs. While this helped to end current capital concerns, valuations in the financial sector suggested the worst was not over.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We focused on stock selection to build a diversified portfolio of international equities demonstrating attractive earnings growth prospects at reasonable valuations. We aimed to identify large-cap, high-quality companies with robust growth profiles. We defined quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets.

While equities might not look expensive and some sectors, like financials, appear relatively inexpensive, the outlook for corporate profits is not good. To that end, we have positioned the Portfolio very cautiously and are highly focused on companies with strong balance sheets and the ability to fund growth from internally generated cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.6%
2.	HSBC Holdings plc (United Kingdom)	3.0
3.	Vodafone Group plc (United Kingdom)	2.6
4.	E.ON AG (Germany)	2.5
5.	Nestle S.A. (Switzerland)	2.4
6.	BHP Billiton Ltd. (Australia)	2.3
7.	ENI S.p.A. (Italy)	2.3
8.	Royal Dutch Shell plc, Class A (Netherlands)	2.2
9.	Mitsubishi Corp. (Japan)	1.8
10.	Standard Chartered plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	20.7%
Japan	19.4
France	13.0
Switzerland	10.5
Germany	8.9
Netherlands	5.8
Italy	4.0
Spain	3.2
Australia	2.8
Brazil	2.6
Finland	1.7
Hong Kong	1.3
Mexico	1.3
Belgium	1.1
Taiwan	1.0
Others (each less than 1.0%)	2.7

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	10 YEAR
INTERNATIONAL EQUITY PORTFOLIO	1/3/95	(10.14)%	(10.20)%	14.24%	4.32%

TEN YEAR PERFORMANCE (06/30/98 TO 06/30/08)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   3

JPMorgan International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4% (m)
	Common Stocks — 98.4%
	Australia — 2.7%
36,720	BHP Billiton Ltd.	1,562,813
2,628	Rio Tinto Ltd.	340,030
		1,902,843
	Belgium — 1.1%
22,379	Dexia S.A.	356,314
24,480	Fortis	389,333
		745,647
	Brazil — 2.5%
22,716	Companhia Vale do Rio Doce ADR	813,687
13,250	Petroleo Brasileiro S.A. ADR	938,498
		1,752,185
	Egypt — 0.2%
1,135	Orascom Constructions Industries GDR	155,316
	Finland — 1.7%
47,330	Nokia OYJ	1,156,881
	France — 12.8%
9,400	Accor S.A.	624,440
36,374	AXA S.A.	1,071,789
12,226	BNP Paribas	1,100,546
8,480	Compagnie de Saint-Gobain	525,171
6,519	Imerys S.A.	470,742
6,505	Lafarge S.A.	991,928
8,200	Pernod-Ricard S.A.	836,767
6,940	Sanofi-Aventis S.A.	461,155
5,200	Suez S.A.	352,495
28,835	Total S.A.	2,454,386
		8,889,419
	Germany — 8.8%
9,160	Bayer AG	768,975
18,850	Deutsche Post AG	490,081
8,406	E.ON AG	1,693,384
3,729	Linde AG	524,245
2,900	RWE AG	364,864
15,970	SAP AG	832,812
9,815	Siemens AG	1,081,919
14,798	Symrise AG	326,119
		6,082,399
	Greece — 0.7%
17,500	Piraeus Bank S.A.	476,285
	Hong Kong — 1.3%
53,300	Esprit Holdings Ltd.	554,987
113,000	Hang Lung Properties Ltd.	362,771
		917,758
	Israel — 0.5%
7,850	Teva Pharmaceutical Industries Ltd. ADR	359,530
	Italy — 3.9%
41,693	ENI S.p.A.	1,548,907
103,616	Intesa Sanpaolo S.p.A.	589,040
97,641	UniCredito Italiano S.p.A.	593,934
		2,731,881
	Japan — 19.1%
17,100	Astellas Pharma, Inc.	727,181
19,400	Canon, Inc.	998,633
8,300	Daikin Industries Ltd.	419,672
56	East Japan Railway Co.	456,137
29,300	Honda Motor Co., Ltd.	999,911
170	Japan Tobacco, Inc.	725,026
22,700	Komatsu Ltd.	633,924
38,300	Mitsubishi Corp.	1,262,012
49,600	Mitsubishi UFJ Financial Group, Inc.	438,337
21,000	Mitsui Fudosan Co., Ltd.	449,463
13,200	Murata Manufacturing Co., Ltd.	622,757
12,100	Nidec Corp.	805,973
42,800	Nissan Motor Co., Ltd.	355,475
9,800	Nitto Denko Corp.	376,716
23,900	Nomura Holdings, Inc.	353,920
12,100	Shin-Etsu Chemical Co., Ltd.	750,866
3,700	SMC Corp.	406,097
22,700	Sony Corp.	995,024
59,600	Sumitomo Corp.	783,040
98	Sumitomo Mitsui Financial Group, Inc.	736,981
		13,297,145
	Mexico — 1.3%
6,623	America Movil S.A.B. de C.V., Series L ADR	349,363
11,800	Fomento Economico Mexicano S.A.B. de C.V. ADR	537,018
		886,381
	Netherlands — 5.7%
26,439	ING Groep N.V. CVA	835,938
18,825	Koninklijke Philips Electronics N.V.	637,515
34,353	Reed Elsevier N.V.	574,924
36,000	Royal Dutch Shell plc, Class A	1,472,143
19,724	Wolters Kluwer N.V.	459,092
		3,979,612
	Norway — 0.6%
27,000	Norsk Hydro ASA	393,698
	South Korea — 0.7%
760	Samsung Electronics Co., Ltd.	454,053
	Spain — 3.2%
31,432	Banco Bilbao Vizcaya Argentaria S.A.	598,897
10,000	Inditex S.A.	458,407
43,820	Telefonica S.A.	1,159,641
		2,216,945

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Switzerland — 10.3%
34,520	ABB Ltd. (a)	977,118
12,145	Adecco S.A.	600,352
9,385	Holcim Ltd.	758,608
36,490	Nestle S.A.	1,644,410
20,985	Novartis AG	1,154,851
6,879	Roche Holding AG	1,236,653
3,183	Zurich Financial Services AG	811,203
		7,183,195
	Taiwan — 0.9%
60,136	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (a)	656,084
	United Kingdom — 20.4%
113,627	Barclays plc	644,664
42,696	BG Group plc	1,109,569
26,770	British Land Co. plc	376,455
68,655	Burberry Group plc	617,493
67,368	Centrica plc	414,349
42,620	GlaxoSmithKline plc	942,155
131,200	HSBC Holdings plc	2,022,295
73,605	ICAP plc	788,407
53,725	Man Group plc	663,687
49,528	Smith & Nephew plc	543,397
43,710	Standard Chartered plc	1,237,852
167,244	Tesco plc	1,223,283
609,821	Vodafone Group plc	1,796,737
132,987	Wm Morrison Supermarkets plc	701,066
44,940	Wolseley plc	334,842
79,790	WPP Group plc	762,450
		14,178,701
	Total Common Stocks (Cost $50,753,273)	68,415,958
NUMBER OF RIGHTS
	Rights — 0.0% (g)
	United Kingdom — 0.0% (g)
24,348	Barclays plc, expiring 7/17/08 (Cost $— )(a)	4,607
	Total Investments — 98.4% (Cost $50,753,273)	68,420,565
	Other Assets in Excess of Liabilities — 1.6%	1,094,205
	NET ASSETS — 100.0%	$69,514,770

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2008

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.9%
Oil, Gas & Consumable Fuels	11.0
Pharmaceuticals	8.3
Metals & Mining	4.5
Trading Companies & Distributors	3.5
Wireless Telecommunication Services	3.3
Construction Materials	3.2
Chemicals	2.9
Food & Staples Retailing	2.8
Insurance	2.8
Capital Markets	2.6
Media	2.6
Industrial Conglomerates	2.5
Electric Utilities	2.5
Food Products	2.4
Electronic Equipment & Instruments	2.1
Beverages	2.0
Automobiles	2.0
Diversified Financial Services	1.8
Communications Equipment	1.7
Diversified Telecommunication Services	1.7
Multi-Utilities	1.7
Semiconductors & Semiconductor Equipment	1.6
Machinery	1.5
Specialty Retail	1.5
Office Electronics	1.5
Household Durables	1.5
Electrical Equipment	1.4
Building Products	1.4
Software	1.2
Real Estate Management & Development	1.2
Tobacco	1.0
Others (each less than 1.0%)	5.4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
GDR	—	Global Depositary Receipt
(a)	—	Non-income producing security.
(g)	—	Amount rounds to less than 0.1%.
(m)	—	All or a portion of these securities are reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

The value and percentage based on total investments of the investments that apply the fair valuation policy for the international investments as described in Note 2A are $64,761,778 and 94.7%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$68,420,565
Foreign currency, at value	39,147
Receivables:
Investment securities sold	3,433,685
Portfolio shares sold	29,625
Interest and dividends	165,273
Tax reclaims	193,782
Total Assets	72,282,077

LIABILITIES:
Payables:
Due to custodian	354,425
Investment securities purchased	2,211,218
Portfolios shares redeemed	78,277
Accrued liabilities:
Investment advisory fees	35,755
Administration fees	15,713
Custodian and accounting fees	20,359
Other	51,560
Total Liabilities	2,767,307
Net Assets	$69,514,770

NET ASSETS:
Paid in capital	$47,994,623
Accumulated undistributed (distributions in excess of) net investment income	1,335,362
Accumulated net realized gains (losses)	2,484,113
Net unrealized appreciation (depreciation)	17,700,672
Total Net Assets	$69,514,770

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	5,722,589
Net asset value, offering and redemption price per share	$12.15

Cost of investments in non-affiliates	$50,753,273
Cost of foreign currency	38,841

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

International Equity Portfolio
INVESTMENT INCOME:
Dividend income	$1,937,215
Dividend income from affiliates (a)	2,250
Interest income	4,528
Foreign taxes withheld	(194,881)
Total investment income	1,749,112

EXPENSES:
Investment advisory fees	225,363
Administration fees	135,389
Custodian and accounting fees	25,415
Interest expense	1
Professional fees	32,801
Trustees’ and Chief Compliance Officer’s fees	5,697
Printing and mailing costs	12,664
Transfer agent fees	4,508
Other	8,888
Total expenses	450,726
Less amounts waived	(41,317)
Net expenses	409,409
Net investment income (loss)	1,339,703

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	2,600,948
Foreign currency transactions	(26,339)
Net realized gain (loss)	2,574,609
Change in net unrealized appreciation (depreciation) of:
Investments	(12,197,505)
Foreign currency translations	21,381
Change in net unrealized appreciation (depreciation)	(12,176,124)
Net realized/unrealized gains (losses)	(9,601,515)
Change in net assets resulting from operations	$(8,261,812)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Equity Portfolio
	Six Months Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,339,703	$1,134,816
Net realized gain (loss)	2,574,609	13,750,440
Change in net unrealized appreciation (depreciation)	(12,176,124)	(5,622,551)
Change in net assets resulting from operations	(8,261,812)	9,262,705

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,153,074)	(995,564)
From net realized gains	(10,595,055)	—
Total distributions to shareholders	(11,748,129)	(995,564)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	4,531,071	17,129,036
Dividends and distributions reinvested	11,748,129	995,564
Cost of shares redeemed	(10,393,356)	(47,163,648)
Change in net assets from capital transactions	5,885,844	(29,039,048)

NET ASSETS:
Change in net assets	(14,124,097)	(20,771,907)
Beginning of period	83,638,867	104,410,774
End of period	$69,514,770	$83,638,867
Accumulated undistributed (distributions in excess of) net investment income	$1,335,362	$1,148,733

SHARE TRANSACTIONS:
Issued	316,083	1,108,316
Reinvested	892,037	64,313
Redeemed	(729,606)	(3,010,957)
Change in shares	478,514	(1,838,328)

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

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JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Portfolio
Six Months Ended June 30, 2008 (Unaudited)	$15.95	$0.25		$(1.69)	$(1.44)	$(0.23)	$(2.13)	$(2.36)
Year Ended December 31, 2007	14.74	0.19	(e)	1.18	1.37	(0.16)	—	(0.16)
Year Ended December 31, 2006	12.20	0.13		2.55	2.68	(0.14)	—	(0.14)
Year Ended December 31, 2005	11.12	0.14		1.04	1.18	(0.10)	—	(0.10)
Year Ended December 31, 2004	9.45	0.10		1.63	1.73	(0.06)	—	(0.06)
Year Ended December 31, 2003	7.20	0.03		2.28	2.31	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b) (c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$12.15	(10.14)%	$69,515	1.09%		3.57%	1.20%	12%
15.95	9.33	83,639	1.22	(f)	1.20	1.22	15
14.74	22.04	104,411	1.20		1.02	1.20	15
12.20	10.69	82,806	1.20		1.27	1.20	8
11.12	18.37	71,013	1.20		1.14	1.20	13
9.45	32.44	44,708	1.20		0.69	1.56	123

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan International Equity Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$—	$—
Level 2	68,420,565	—
Level 3	—	—
Total	$68,420,565	$—

*	Other financial instruments include futures, forwards and swap contracts.

12   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

B.  Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

F.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $122.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.60% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.60%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 1.09% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. This expense limitation percentage will be in place until at least April 30, 2009.

Prior to January 1, 2008, the contractual expense limitation was 1.20%.

For the six months ended June 30, 2008, the Administrator contractually waived fees for the Portfolio in the amount of $41,317. The Administrator does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2008, the Portfolio incurred $179 in brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$8,910,423	$13,919,970

During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

14   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$50,753,273	$20,300,067	$2,632,775	$17,667,292

6. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of June 30, 2008, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of June 30, 2008, the Portfolio invested approximately 20.7% of its total investments in the United Kingdom.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   15

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
International Equity Portfolio
Actual	$1,000.00	$898.60	$5.15	1.09%
Hypothetical	1,000.00	1,019.44	5.47	1.09

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-IEP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

J.P. Morgan

Series

Trust II

JPMorgan Mid Cap Value Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Schedule of Shareholder Expenses	16

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
July 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Mid Cap Value Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the six months, as negative news impacted the financial markets and the U.S. economy. Problems in other segments of the economy — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the equity markets.

As these problems gained momentum, volatility increased, and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system by launching new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 basis points in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

Returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –11.91%, while large-, mid- and small-cap stocks returned –11.20%, –7.57% and –9.37%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust that you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   1

JPMorgan Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 28, 2001
Fiscal Year End	December 31
Net Assets as of 06/30/2008	$263,974,809
Primary Benchmark	Russell Midcap
Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Mid Cap Value Portfolio, which seeks growth from capital appreciation,* returned –9.09%** for the six months ended June 30, 2008, compared to the –8.58% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the energy, healthcare and materials sectors. In addition, on an absolute basis, Fund performance was lackluster, which was in sync with the market. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Coventry Health Care Inc., the sixth-largest U.S. health insurer by market value, detracted from performance. The company’s shares declined following profit warnings and reduced 2008 outlooks from several industry players. These events sparked a broad sell-off, as fears of a downturn in business fundamentals for the managed care industry increased. These trends eventually caught up to the company, as it announced higher medical costs in its Medicare and commercial risk businesses as well as reduced revenue growth expectations. Specialty vehicle maker Oshkosh Corp. also hurt returns. The company’s shares declined after management reduced guidance, citing lower-than-expected sales in North America and Europe due to softer residential construction and general economic weakness. The stock was impacted by the slowdown in construction activity and declining municipal budgets.

On the positive side, stock selection in the financial, utility and consumer discretionary sectors helped returns. At the individual stock level, Devon Energy Corp., an oil and natural gas exploration and production company, contributed to performance. The company’s shares rose on news that it delivered better-than-expected organic growth and raised its production targets. Additionally, the company continued to benefit from future production through discoveries in the Gulf of Mexico, Canadian oil sands and natural gas fields in Texas. Questar Corp., also a natural gas-focused energy company, also aided returns. The company’s shares rose on increased commodity prices, accelerating production and large natural gas reserves in the Rocky Mountains. Additionally, the company reported better-than-expected first-quarter earnings and raised its fiscal 2008 earnings forecast.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The portfolio management team employed a bottom-up approach to stock selection, constructing the Portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The team looked for undervalued companies with the potential to grow intrinsic value per share. The research process was designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Williams Cos., Inc.	2.3%
2.	Assurant, Inc.	2.0
3.	Genuine Parts Co.	1.8
4.	Helix Energy Solutions Group, Inc.	1.8
5.	AutoZone, Inc.	1.8
6.	Fortune Brands, Inc.	1.7
7.	American Electric Power Co., Inc.	1.7
8.	M&T Bank Corp.	1.7
9.	Energen Corp.	1.7
10.	Old Republic International Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Financials	23.9%
Consumer Discretionary	18.2
Utilities	13.3
Energy	8.2
Industrials	7.6
Consumer Staples	5.8
Information Technology	5.8
Health Care	5.7
Materials	5.4
Telecommunication Services	3.1
Short-Term Investment	3.0

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
MID CAP VALUE PORTFOLIO	9/28/01	(9.09)%	(13.49)%	10.76%	11.55%

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO 06/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Mid Cap Value Portfolio commenced operations on September 28, 2001.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Portfolio is from September 28, 2001 to June 30, 2008. The performance of the indices reflects an initial investment as of September 30, 2001, the end of the month following the Portfolio’s inception. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   3

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.9%
	Common Stocks — 96.9%
	Aerospace & Defense — 2.0%
38,600	Alliant Techsystems, Inc. (a)	3,924,848
13,100	Precision Castparts Corp.	1,262,447
		5,187,295
	Auto Components — 0.9%
50,300	WABCO Holdings, Inc.	2,336,938
	Beverages — 1.3%
45,900	Brown-Forman Corp., Class B	3,468,663
	Building Products — 1.0%
120,400	Owens Corning, Inc. (a)	2,739,100
	Capital Markets — 2.2%
26,350	Affiliated Managers Group, Inc. (a)	2,373,081
20,900	Northern Trust Corp.	1,433,113
36,700	T. Rowe Price Group, Inc.	2,072,449
		5,878,643
	Chemicals — 3.5%
103,372	Albemarle Corp.	4,125,577
59,700	PPG Industries, Inc.	3,424,989
29,400	Sigma-Aldrich Corp.	1,583,484
		9,134,050
	Commercial Banks — 4.6%
61,400	Cullen/Frost Bankers, Inc.	3,060,790
62,800	M&T Bank Corp.	4,429,912
320,800	Synovus Financial Corp.	2,800,584
66,000	Wilmington Trust Corp.	1,745,040
		12,036,326
	Commercial Services & Supplies — 1.3%
112,900	Republic Services, Inc.	3,353,130
	Computers & Peripherals — 0.5%
53,100	NCR Corp. (a)	1,338,120
	Construction Materials — 0.5%
19,800	Vulcan Materials Co.	1,183,644
	Containers & Packaging — 1.5%
82,600	Ball Corp.	3,943,324
	Distributors — 1.8%
121,800	Genuine Parts Co.	4,833,024
	Diversified Telecommunication Services — 1.7%
71,600	CenturyTel, Inc.	2,548,244
167,280	Windstream Corp.	2,064,235
		4,612,479
	Electric Utilities — 3.5%
111,600	American Electric Power Co., Inc.	4,489,668
29,300	FirstEnergy Corp.	2,412,269
114,100	Westar Energy, Inc.	2,454,291
		9,356,228
	Electrical Equipment — 0.6%
34,750	AMETEK, Inc.	1,640,895
	Electronic Equipment & Instruments — 2.7%
33,900	Amphenol Corp., Class A	1,521,432
125,700	Arrow Electronics, Inc. (a)	3,861,504
44,900	Tyco Electronics Ltd., (Bermuda)	1,608,318
		6,991,254
	Energy Equipment & Services — 1.8%
112,900	Helix Energy Solutions Group, Inc. (a)	4,701,156
	Food & Staples Retailing — 2.4%
114,900	Safeway, Inc.	3,280,395
97,600	SUPERVALU, Inc.	3,014,864
		6,295,259
	Food Products — 0.4%
50,250	Dean Foods Co. (a)	985,905
	Gas Utilities — 5.2%
56,400	Energen Corp.	4,400,892
11,400	Equitable Resources, Inc.	787,284
58,200	ONEOK, Inc.	2,841,906
55,400	Questar Corp.	3,935,616
56,600	UGI Corp.	1,624,986
		13,590,684
	Health Care Equipment & Supplies — 0.8%
25,700	Becton, Dickinson & Co.	2,089,410
	Health Care Providers & Services — 3.9%
100,400	Community Health Systems, Inc. (a)	3,311,192
113,650	Coventry Health Care, Inc. (a)	3,457,233
83,000	Lincare Holdings, Inc. (a)	2,357,200
42,500	VCA Antech, Inc. (a)	1,180,650
		10,306,275
	Hotels, Restaurants & Leisure — 1.9%
100,100	Burger King Holdings, Inc.	2,681,679
90,200	Marriott International, Inc., Class A	2,366,848
		5,048,527
	Household Durables — 2.1%
73,800	Fortune Brands, Inc.	4,605,858
52,587	Jarden Corp. (a)	959,187
		5,565,045

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 0.8%
41,700	Clorox Co.	2,176,740
	Industrial Conglomerates — 0.9%
84,100	Carlisle Cos., Inc.	2,438,900
	Insurance — 10.0%
81,550	Assurant, Inc.	5,379,038
133,663	Cincinnati Financial Corp.	3,395,040
50,900	Everest Re Group Ltd., (Bermuda)	4,057,239
360,462	Old Republic International Corp.	4,267,870
149,100	OneBeacon Insurance Group Ltd.	2,619,687
61,900	Principal Financial Group, Inc.	2,597,943
168,700	W.R. Berkley Corp.	4,075,792
		26,392,609
	IT Services — 1.8%
111,841	Total System Services, Inc.	2,485,107
95,500	Western Union Co. (The)	2,360,760
		4,845,867
	Machinery — 1.8%
71,100	Dover Corp.	3,439,107
57,200	Oshkosh Corp.	1,183,468
		4,622,575
	Media — 3.6%
110,300	Cablevision Systems Corp., Class A (a)	2,492,780
82,937	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,478,767
32,200	Lamar Advertising Co., Class A (a)	1,160,166
49,900	Omnicom Group, Inc.	2,239,512
3,720	Washington Post Co. (The), Class B	2,183,268
		9,554,493
	Multi-Utilities — 4.2%
247,100	CMS Energy Corp.	3,681,790
103,200	PG&E Corp.	4,096,008
158,700	Xcel Energy, Inc.	3,185,109
		10,962,907
	Oil, Gas & Consumable Fuels — 6.4%
67,900	CVR Energy, Inc. (a)	1,307,075
26,300	Devon Energy Corp.	3,160,208
43,282	Kinder Morgan Management LLC (a)	2,330,736
89,200	Teekay Corp., (Bahamas)	4,030,056
152,800	Williams Cos., Inc.	6,159,368
		16,987,443
	Pharmaceuticals — 1.0%
148,900	Warner Chilcott Ltd., Class A, (Bermuda) (a)	2,523,855
	Real Estate Investment Trusts (REITs) — 4.7%
44,200	Kimco Realty Corp.	1,525,784
29,400	Plum Creek Timber Co., Inc.	1,255,674
42,200	Public Storage	3,409,338
57,626	Rayonier, Inc.	2,446,800
11,800	Regency Centers Corp.	697,616
33,800	Vornado Realty Trust	2,974,400
		12,309,612
	Real Estate Management & Development — 1.1%
169,650	Brookfield Properties Corp., (Canada)	3,018,073
	Software — 0.8%
102,500	Jack Henry & Associates, Inc.	2,218,100
	Specialty Retail — 6.0%
86,967	AutoNation, Inc. (a)	871,409
38,450	AutoZone, Inc. (a)	4,652,835
28,500	Sherwin-Williams Co. (The)	1,309,005
161,300	Staples, Inc.	3,830,875
66,300	Tiffany & Co.	2,701,725
78,700	TJX Cos., Inc.	2,476,689
		15,842,538
	Textiles, Apparel & Luxury Goods — 1.8%
19,800	Columbia Sportswear Co.	727,650
57,500	V.F. Corp.	4,092,850
		4,820,500
	Thrifts & Mortgage Finance — 1.2%
205,100	People’s United Financial, Inc.	3,199,560
	Tobacco — 0.9%
35,000	Lorillard, Inc. (a)	2,420,600
	Water Utilities — 0.4%
50,200	American Water Works Co., Inc. (a)	1,113,436
	Wireless Telecommunication Services — 1.4%
83,200	Telephone & Data Systems, Inc.	3,669,120
	Total Long-Term Investments (Cost $247,786,270)	255,732,302

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   5

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.9%
	Investment Company — 2.9%
7,774,875	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $7,774,875)	7,774,875
	Total Investments — 99.8% (Cost $255,561,145)	263,507,177
	Other Assets in Excess of Liabilities — 0.2%	467,632
	NET ASSETS — 100.0%	$263,974,809

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$255,732,302
Investments in affiliates, at value	7,774,875
Total investment securities, at value	263,507,177
Cash	21,785
Receivables:
Investment securities sold	1,329,285
Portfolio shares sold	202,443
Interest and dividends	443,987
Total Assets	265,504,677

LIABILITIES:
Payables:
Investment securities purchased	491,099
Portfolio shares redeemed	761,954
Accrued liabilities:
Investment advisory fees	160,015
Administration fees	45,822
Custodian and accounting fees	13,086
Other	57,892
Total Liabilities	1,529,868
Net Assets	$263,974,809

NET ASSETS:
Paid in capital	$253,481,338
Accumulated undistributed (distributions in excess of) net investment income	1,511,592
Accumulated net realized gains (losses)	1,035,847
Net unrealized appreciation (depreciation)	7,946,032
Total Net Assets	$263,974,809

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	10,248,472
Net asset value, offering and redemption price per share	$25.76

Cost of investments in non-affiliates	$247,786,270
Cost of investments in affiliates	7,774,875

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income	$2,781,155
Dividend income from affiliates (a)	139,205
Total investment income	2,920,360

EXPENSES:
Investment advisory fees	986,092
Administration fees	644,666
Custodian and accounting fees	21,592
Professional fees	45,784
Trustees’ and Chief Compliance Officer’s fees	7,860
Printing and mailing costs	22,364
Transfer agent fees	4,228
Other	28,932
Total expenses	1,761,518
Less amounts waived	(352,803)
Less earnings credits	(14)
Net expenses	1,408,701
Net investment income (loss)	1,511,659

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	1,728,637
Change in net unrealized appreciation (depreciation) of investments	(30,822,884)
Net realized/unrealized gains (losses)	(29,094,247)
Change in net assets resulting from operations	$(27,582,588)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Six Months Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,511,659	$2,943,860
Net realized gain (loss)	1,728,637	18,958,537
Change in net unrealized appreciation (depreciation)	(30,822,884)	(14,794,566)
Change in net assets resulting from operations	(27,582,588)	7,107,831

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,789,591)	(2,808,094)
From net realized gains	(18,910,008)	(14,165,765)
Total distributions to shareholders	(21,699,599)	(16,973,859)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	27,078,818	71,490,518
Dividends and distributions reinvested	21,699,599	16,973,859
Cost of shares redeemed	(47,795,568)	(64,932,388)
Change in net assets from capital transactions	982,849	23,531,989

NET ASSETS:
Change in net assets	(48,299,338)	13,665,961
Beginning of period	312,274,147	298,608,186
End of period	$263,974,809	$312,274,147
Accumulated undistributed (distributions in excess of) net investment income	$1,511,592	$2,789,524

SHARE TRANSACTIONS:
Issued	958,973	2,240,899
Reinvested	800,723	532,430
Redeemed	(1,691,784)	(2,053,808)
Change in shares	67,912	719,521

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Portfolio
Six Months Ended June 30, 2008 (Unaudited)	$30.67	$0.16		$(2.83)	$(2.67)	$(0.29)	$(1.95)	$(2.24)
Year Ended December 31, 2007	31.56	0.28		0.56	0.84	(0.29)	(1.44)	(1.73)
Year Ended December 31, 2006	27.84	0.30		4.31	4.61	(0.18)	(0.71)	(0.89)
Year Ended December 31, 2005	25.92	0.15		2.19	2.34	(0.05)	(0.37)	(0.42)
Year Ended December 31, 2004	21.59	0.08	(e)	4.44	4.52	(0.07)	(0.12)	(0.19)
Year Ended December 31, 2003	16.72	0.09	(e)	4.85	4.94	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b) (c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$25.76	(9.06)%	$263,975	1.00%	1.07%	1.25%	17%
30.67	2.45	312,274	1.00	0.92	1.25	48
31.56	16.84	298,608	1.00	0.99	1.25	45
27.84	9.21	273,620	1.00	0.80	1.26	46
25.92	21.06	120,144	1.00	0.63	1.25	51
21.59	29.63	29,365	1.00	0.76	1.58	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Mid Cap Value Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Portfolio shares are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$263,507,177	$—
Level 2	—	—
Level 3	—	—
Total	$263,507,177	$—

*	Other financial instruments include futures, forwards and swap contracts.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

E. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

F. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

G. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.70%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $7,722.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 1.25% of the Portfolio’s average daily net assets. In addition, the Administrator may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. The current expense ratio is 1.00%.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. The contractual expense limitation percentage above is in place until at least April 30, 2009.

For the six months ended June 30, 2008, the Administrator voluntarily waived $352,803. The Administrator does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$47,525,588	$63,981,336

During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

14   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$255,561,145	$34,008,573	$26,062,541	$7,946,032

6. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   15

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Mid Cap Value Portfolio
Actual	$1,000.00	$909.40	$4.75	1.00%
Hypothetical	1,000.00	1,019.89	5.02	1.00

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-MCVP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

J.P. Morgan

Series

Trust II

JPMorgan Small Company Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Schedule of Shareholder Expenses	22

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Small Company Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the six months, as negative news impacted the financial markets and the U.S. economy. Problems in other segments of the economy — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the equity markets.

As these problems gained momentum, volatility increased, and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system by launching new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 basis points in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

Returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –11.91%, while large-, mid- and small-cap stocks returned –11.20%, –7.57% and –9.37%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   1

JPMorgan Small Company Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$70,995,700
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Small Company Portfolio, which seeks to provide high total return from a portfolio of small company stocks,* returned –6.96%** for the six months ended June 30, 2008, compared to the –9.37% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period due to stock selection in the basic materials and retail sectors. However, on an absolute basis, Fund performance was lackluster, which was in sync with the market. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Alpha Natural Resources Inc., a coal mining company, contributed to performance. The company benefited from strong demand for metallurgical coal, an important component in the steel-making process. Digital Realty Trust Inc., a REIT (real estate investment trust) that operates corporate data centers, also helped returns. The company benefited from robust demand for computing and data storage infrastructure, despite a pullback in other REIT segments.

On the downside, stock selection in the energy and industrial cyclical sectors hurt results. Checkbook maker Deluxe Corp. detracted from performance. The company’s first-quarter earnings dragged down performance. In addition, its small business segment missed expectations against a soft economic backdrop. Trico Marine Services Inc., which leases vessels for towing offshore oil rigs, also hindered returns. Volatile leasing rates for the company’s ships led to lagging stock performance. In particular, the daily rate for leasing ships in the North Sea fell from the highs set late last year.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio used a quantitative ranking methodology to identify stocks in each sector that exhibited strong momentum while trading at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met their original investment thesis. Sophisticated trading techniques ensured that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Digital Realty Trust, Inc.	1.3%
2.	Wabtec Corp.	1.2
3.	GrafTech International Ltd.	1.2
4.	Tupperware Brands Corp.	1.2
5.	Premiere Global Services, Inc.	1.2
6.	Gulfmark Offshore, Inc.	1.1
7.	McMoRan Exploration Co.	1.1
8.	Lexington Realty Trust	1.0
9.	Stone Energy Corp.	1.0
10.	Cash America International, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	19.0%
Industrials	18.1
Information Technology	16.3
Consumer Discretionary	12.1
Health Care	11.8
Energy	7.4
Materials	4.3
Utilities	3.1
Consumer Staples	2.8
Telecommunication Services	2.7
U.S. Treasury Obligation	0.6
Short-Term Investment	1.8

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	10 YEAR
SMALL COMPANY PORTFOLIO	1/3/95	(6.96)%	(18.44)%	10.25%	4.14%

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

Small capitalization funds typically carry more risk than stock funds investing in well-established “blue-chip” companies, since smaller companies generally have a higher risk of failure. Historically, smaller companies’ stock has experienced a greater degree of market volatility than the average stock. All Portfolio data are subject to change.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   3

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 91.4%
	Common Stocks — 90.9%
	Aerospace & Defense — 2.0%
14,100	Ceradyne, Inc. (a)	483,630
1,600	Curtiss-Wright Corp.	71,584
9,400	Esterline Technologies Corp. (a)	463,044
1,800	HEICO Corp.	58,572
8,300	Moog, Inc., Class A (a)	309,092
1,200	Triumph Group, Inc.	56,520
		1,442,442
	Air Freight & Logistics — 0.5%
3,000	Atlas Air Worldwide Holdings, Inc. (a)	148,380
6,400	Hub Group, Inc., Class A (a)	218,432
		366,812
	Airlines — 0.5%
1,900	Hawaiian Holdings, Inc. (a)	13,205
20,000	Republic Airways Holdings, Inc. (a)	173,200
13,400	SkyWest, Inc.	169,510
		355,915
	Auto Components — 0.8%
1,800	American Axle & Manufacturing Holdings, Inc.	14,382
7,500	ATC Technology Corp. (a)	174,600
4,100	Cooper Tire & Rubber Co.	32,144
19,100	Lear Corp. (a)	270,838
2,300	Standard Motor Products, Inc.	18,768
6,400	Tenneco, Inc. (a)	86,592
		597,324
	Biotechnology — 2.7%
4,000	Alexion Pharmaceuticals, Inc. (a)	290,000
6,800	Alkermes, Inc. (a)	84,048
7,300	Arena Pharmaceuticals, Inc. (a)	37,887
13,400	Bionovo, Inc. (a)	16,348
5,200	Cell Genesys, Inc. (a)	13,520
3,400	Combinatorx, Inc. (a)	12,070
4,800	GTx, Inc. (a)	68,880
15,000	Human Genome Sciences, Inc. (a)	78,150
6,300	Keryx Biopharmaceuticals, Inc. (a)	3,087
9,000	Medarex, Inc. (a)	59,490
5,200	Myriad Genetics, Inc. (a)	236,704
5,100	Onyx Pharmaceuticals, Inc. (a)	181,560
3,900	Progenics Pharmaceuticals, Inc. (a)	61,893
6,400	Protalix BioTherapeutics, Inc., (Israel) (a)	17,344
8,200	Regeneron Pharmaceuticals, Inc. (a)	118,408
2,700	Rigel Pharmaceuticals, Inc. (a)	61,182
15,600	Seattle Genetics, Inc. (a)	131,976
3,900	Telik, Inc. (a)	4,719
4,900	Third Wave Technologies, Inc. (a)	54,684
4,300	United Therapeutics Corp. (a)	420,325
		1,952,275
	Building Products — 0.7%
15,700	INSTEEL Industries, Inc.	287,467
9,250	Quanex Building Products Corp.	137,455
2,300	Universal Forest Products, Inc.	68,908
		493,830
	Capital Markets — 1.0%
3,800	BGC Partners, Inc., Class A (a)	28,690
1,600	Calamos Asset Management, Inc., Class A	27,248
15,100	Knight Capital Group, Inc., Class A (a)	271,498
4,975	Kohlberg Capital Corp.	49,750
5,158	MCG Capital Corp.	20,529
2,100	optionsXpress Holdings, Inc.	46,914
2,111	Patriot Capital Funding, Inc.	13,194
12,700	SWS Group, Inc.	210,947
5,981	TICC Capital Corp.	32,656
1,000	TradeStation Group, Inc. (a)	10,150
400	US Global Investors, Inc., Class A	6,700
		718,276
	Chemicals — 1.8%
2,000	Balchem Corp.	46,260
900	CF Industries Holdings, Inc.	137,520
6,500	H.B. Fuller Co.	145,860
16,600	Hercules, Inc.	281,038
3,700	Innophos Holdings, Inc.	118,215
7,500	Koppers Holdings, Inc.	314,025
6,800	PolyOne Corp. (a)	47,396
7,200	W.R. Grace & Co. (a)	169,128
2,300	Zep, Inc.	34,224
		1,293,666
	Commercial Banks — 4.4%
1,000	1st Source Corp.	16,100
4,320	Ameris Bancorp	37,584
600	Associated Banc-Corp.	11,574
600	BancFirst Corp.	25,680
4,400	Banco Latinoamericano de Exportaciones S.A., Class E, (Panama)	71,236
4,300	Central Pacific Financial Corp.	45,838
1,846	Citizens Republic Bancorp, Inc.	5,206
5,050	City Bank	43,430
4,700	City Holding Co.	191,619
35,500	Colonial BancGroup, Inc. (The)	156,910

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
2,800	Columbia Banking System, Inc.	54,124
6,600	Community Bank System, Inc.	136,092
1,640	Community Trust Bancorp, Inc.	43,066
4,500	East West Bancorp, Inc.	31,770
17,100	First Bancorp (Puerto Rico)	108,414
800	First Bancorp	10,112
2,500	First Community Bancshares, Inc.	70,500
3,662	Glacier Bancorp, Inc.	58,555
2,200	Green Bankshares, Inc.	30,844
19,300	Hanmi Financial Corp.	100,553
900	Heritage Commerce Corp.	8,910
8,375	IBERIABANK Corp.	372,436
4,810	International Bancshares Corp.	102,790
2,500	Lakeland Financial Corp.	47,700
1,000	MainSource Financial Group, Inc.	15,500
16,500	Nara Bancorp, Inc.	177,045
2,600	NBT Bancorp, Inc.	53,586
2,800	Oriental Financial Group, Inc.	39,928
9,900	Pacific Capital Bancorp	136,422
2,600	Peoples Bancorp, Inc.	49,348
1,100	Prosperity Bancshares, Inc.	29,403
800	Renasant Corp.	11,784
463	Republic Bancorp, Inc., Class A	11,390
900	Sierra Bancorp	14,850
1,000	Simmons First National Corp., Class A	27,970
6,500	Southwest Bancorp, Inc.	74,750
19,850	Sterling Bancshares, Inc.	180,436
6,450	Sterling Financial Corp.	26,703
2,400	Taylor Capital Group, Inc.	17,976
1,000	TriCo Bancshares	10,950
9,195	W Holding Co., Inc.	7,816
5,600	West Coast Bancorp	48,552
6,700	Westamerica Bancorp	352,353
4,100	Wilshire Bancorp, Inc.	35,137
		3,102,942
	Commercial Services & Supplies — 3.8%
1,300	Bowne & Co., Inc.	16,575
19,700	Comfort Systems USA, Inc.	264,768
3,700	COMSYS IT Partners, Inc. (a)	33,744
7,000	Consolidated Graphics, Inc. (a)	344,890
28,100	Deluxe Corp.	500,742
3,900	Ennis, Inc.	61,035
8,100	GEO Group, Inc. (The) (a)	182,250
4,400	Heidrick & Struggles International, Inc.	121,616
8,800	Herman Miller, Inc.	219,032
800	HNI Corp.	14,128
23,800	IKON Office Solutions, Inc.	268,464
18,700	Kforce, Inc. (a)	158,763
10,700	Knoll, Inc.	130,005
7,600	Korn/Ferry International (a)	119,548
3,000	Navigant Consulting, Inc. (a)	58,680
8,000	TrueBlue, Inc. (a)	105,680
2,600	United Stationers, Inc. (a)	96,070
		2,695,990
	Communications Equipment — 2.4%
16,300	3Com Corp. (a)	34,556
26,507	Arris Group, Inc. (a)	223,984
5,400	Avocent Corp. (a)	100,440
3,800	Black Box Corp.	103,322
3,300	Blue Coat Systems, Inc. (a)	46,563
4,400	Comtech Telecommunications Corp. (a)	215,600
900	Digi International, Inc. (a)	7,065
20,800	Emulex Corp. (a)	242,320
3,400	Extreme Networks, Inc. (a)	9,656
15,900	Finisar Corp. (a)	18,921
2,900	Foundry Networks, Inc. (a)	34,278
9,000	Harmonic, Inc. (a)	85,590
9,600	MRV Communications, Inc. (a)	11,424
4,100	NETGEAR, Inc. (a)	56,826
8,900	Plantronics, Inc.	198,648
5,000	Polycom, Inc. (a)	121,800
4,300	Powerwave Technologies, Inc. (a)	18,275
3,800	Sonus Networks, Inc. (a)	12,996
10,800	Symmetricom, Inc. (a)	41,472
5,500	Tekelec (a)	80,905
2,000	UTStarcom, Inc. (a)	10,940
		1,675,581
	Computers & Peripherals — 0.7%
3,900	Adaptec, Inc. (a)	12,480
1,100	Electronics for Imaging, Inc. (a)	16,060
2,400	Hypercom Corp. (a)	10,560
6,100	Imation Corp.	139,812
700	Intevac, Inc. (a)	7,896
15,800	Novatel Wireless, Inc. (a)	175,854
2,800	Palm, Inc.	15,092
16,700	Quantum Corp. (a)	22,545
2,800	Synaptics, Inc. (a)	105,644
		505,943

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   5

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Construction & Engineering — 0.7%
1,300	EMCOR Group, Inc. (a)	37,089
2,000	MasTec, Inc. (a)	21,320
13,300	Perini Corp. (a)	439,565
		497,974
	Construction Materials — 0.0% (g)
3,200	Headwaters, Inc. (a)	37,664
	Consumer Finance — 1.9%
7,800	Advance America Cash Advance Centers, Inc.	39,624
20,500	Cash America International, Inc.	635,500
15,297	Dollar Financial Corp. (a)	231,138
7,300	EZCORP, Inc., Class A (a)	93,075
2,700	First Cash Financial Services, Inc. (a)	40,473
4,900	First Marblehead Corp. (The)	12,593
4,000	Nelnet, Inc., Class A	44,920
8,200	World Acceptance Corp. (a)	276,094
		1,373,417
	Containers & Packaging — 1.5%
1,100	AEP Industries, Inc. (a)	19,107
17,300	Myers Industries, Inc.	140,995
20,902	Rock-Tenn Co., Class A	626,851
5,500	Silgan Holdings, Inc.	279,070
		1,066,023
	Diversified Consumer Services — 0.0% (g)
900	thinkorswim Group, Inc. (a)	6,345
	Diversified Financial Services — 0.6%
1,600	Compass Diversified Holdings	18,288
2,500	Encore Capital Group, Inc. (a)	22,075
3,300	Financial Federal Corp.	72,468
9,600	Interactive Brokers Group, Inc. (a)	308,448
		421,279
	Diversified Telecommunication Services — 1.7%
107,500	Cincinnati Bell, Inc. (a)	427,850
52,200	Premiere Global Services, Inc. (a)	761,076
		1,188,926
	Electric Utilities — 1.4%
12,700	El Paso Electric Co. (a)	251,460
16,600	Portland General Electric Co.	373,832
666	UIL Holdings Corp.	19,587
16,200	Westar Energy, Inc.	348,462
		993,341
	Electrical Equipment — 2.8%
2,800	A.O. Smith Corp.	91,924
6,100	Acuity Brands, Inc.	293,288
5,400	Evergreen Solar, Inc. (a)	52,326
29,000	GrafTech International Ltd. (a)	778,070
2,700	Power-One, Inc. (a)	5,103
10,900	Regal-Beloit Corp.	460,525
6,800	Superior Essex, Inc. (a)	303,484
		1,984,720
	Electronic Equipment & Instruments — 2.0%
8,700	Anixter International, Inc. (a)	517,563
9,100	Benchmark Electronics, Inc. (a)	148,694
3,900	Checkpoint Systems, Inc. (a)	81,432
6,700	CTS Corp.	67,335
4,700	Insight Enterprises, Inc. (a)	55,131
3,500	Methode Electronics, Inc.	36,575
5,000	Plexus Corp. (a)	138,400
2,100	Rofin-Sinar Technologies, Inc. (a)	63,420
63,600	Sanmina-SCI Corp. (a)	81,408
4,900	Technitrol, Inc.	83,251
10,200	TTM Technologies, Inc. (a)	134,742
		1,407,951
	Energy Equipment & Services — 3.4%
9,900	Allis-Chalmers Energy, Inc. (a)	176,220
2,700	Basic Energy Services, Inc. (a)	85,050
22,800	Grey Wolf, Inc. (a)	205,884
12,400	Gulfmark Offshore, Inc. (a)	721,432
5,600	ION Geophysical Corp. (a)	97,720
2,200	Lufkin Industries, Inc.	183,216
2,400	Matrix Service Co. (a)	55,344
2,600	Newpark Resources (a)	20,436
14,400	Parker Drilling Co. (a)	144,144
2,700	T-3 Energy Services, Inc. (a)	214,569
12,400	Trico Marine Services, Inc. (a)	451,608
4,100	Union Drilling, Inc. (a)	88,888
		2,444,511
	Food & Staples Retailing — 1.2%
3,600	Casey’s General Stores, Inc.	83,412
12,600	Nash Finch Co.	431,802
13,300	Spartan Stores, Inc.	305,900
		821,114
	Food Products — 0.6%
19,200	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	452,544
	Gas Utilities — 1.2%
6,500	Laclede Group, Inc. (The)	262,405
6,900	New Jersey Resources Corp.	225,285

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — Continued
3,700	Northwest Natural Gas Co.	171,162
5,200	WGL Holdings, Inc.	180,648
		839,500
	Health Care Equipment & Supplies — 2.8%
10,700	CONMED Corp. (a)	284,085
13,100	Greatbatch, Inc. (a)	226,630
300	Haemonetics Corp. (a)	16,638
3,800	Integra LifeSciences Holdings Corp. (a)	169,024
15,600	Invacare Corp.	318,864
3,800	Medical Action Industries, Inc. (a)	39,406
2,300	Mentor Corp.	63,986
5,300	NeuroMetrix, Inc. (a)	7,420
1,400	Palomar Medical Technologies, Inc. (a)	13,972
3,000	Power Medical Interventions, Inc. (a)	16,650
11,700	Quidel Corp. (a)	193,284
13,300	STERIS Corp.	382,508
1,600	SurModics, Inc. (a)	71,744
9,500	Thoratec Corp. (a)	165,205
		1,969,416
	Health Care Providers & Services — 3.3%
12,800	Alliance Imaging, Inc. (a)	110,976
3,800	Amedisys, Inc. (a)	191,596
7,700	AMERIGROUP Corp. (a)	160,160
9,300	AMN Healthcare Services, Inc. (a)	157,356
6,000	Apria Healthcare Group, Inc. (a)	116,340
8,700	Centene Corp. (a)	146,073
4,900	Chemed Corp.	179,389
2,900	Emergency Medical Services Corp., Class A (a)	65,627
8,700	Five Star Quality Care, Inc. (a)	41,151
20,100	Gentiva Health Services, Inc. (a)	382,905
1,800	Hanger Orthopedic Group, Inc. (a)	29,682
2,300	inVentiv Health, Inc. (a)	63,917
900	Molina Healthcare, Inc. (a)	21,906
5,300	Owens & Minor, Inc.	242,157
8,500	PSS World Medical, Inc. (a)	138,550
3,800	Psychiatric Solutions, Inc. (a)	143,792
5,300	Res-Care, Inc. (a)	94,234
2,300	US Physical Therapy, Inc. (a)	37,743
		2,323,554
	Health Care Technology — 0.6%
2,900	MedAssets, Inc. (a)	49,445
14,200	Omnicell, Inc. (a)	187,156
8,400	Trizetto Group (a)	179,592
		416,193
	Hotels, Restaurants & Leisure — 0.9%
2,600	Bob Evans Farms, Inc.	74,360
3,700	CBRL Group, Inc.	90,687
33,500	Denny’s Corp. (a)	95,140
4,200	Domino’s Pizza, Inc. (a)	48,300
13,100	Jack in the Box, Inc. (a)	293,571
1,100	Rick’s Cabaret International, Inc. (a)	18,480
		620,538
	Household Durables — 1.6%
11,300	Champion Enterprises, Inc. (a)	66,105
67	CSS Industries, Inc.	1,623
5,800	Helen of Troy Ltd., (Bermuda) (a)	93,496
4,200	Hooker Furniture Corp.	72,744
2,268	Jarden Corp. (a)	41,368
9,000	Tempur-Pedic International, Inc.	70,290
22,600	Tupperware Brands Corp.	773,372
		1,118,998
	Insurance — 3.2%
2,600	American Physicians Capital, Inc.	125,944
4,000	Amerisafe, Inc. (a)	63,760
2,758	Argo Group International Holdings Ltd., (Bermuda) (a)	92,558
12,500	Aspen Insurance Holdings Ltd., (Bermuda)	295,875
6,600	Assured Guaranty Ltd., (Bermuda)	118,734
4,150	Delphi Financial Group, Inc., Class A	96,031
3,400	First Mercury Financial Corp. (a)	59,976
3,400	Flagstone Reinsurance Holdings Ltd., (Bermuda)	40,086
1,500	Hallmark Financial Services (a)	14,505
4,800	Max Capital Group Ltd., (Bermuda)	102,384
11,700	Meadowbrook Insurance Group, Inc.	62,010
2,500	National Financial Partners Corp.	49,550
200	Navigators Group, Inc. (a)	10,810
9,000	Platinum Underwriters Holdings Ltd., (Bermuda)	293,490
21,700	PMA Capital Corp., Class A (a)	199,857
7,000	Safety Insurance Group, Inc.	249,550
4,100	SeaBright Insurance Holdings, Inc. (a)	59,368
7,100	Selective Insurance Group	133,196
5,600	Zenith National Insurance Corp.	196,896
		2,264,580
	Internet & Catalog Retail — 0.2%
10,600	FTD Group, Inc.	141,298
300	NutriSystem, Inc.	4,242
		145,540
	Internet Software & Services — 1.3%
2,500	Ariba, Inc. (a)	36,775

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   7

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — Continued
3,300	Art Technology Group, Inc. (a)	10,560
4,400	AsiaInfo Holdings, Inc., (China) (a)	52,008
2,500	Chordiant Software, Inc. (a)	12,500
3,790	CMGI, Inc. (a)	40,174
1,300	Digital River, Inc. (a)	50,154
24,600	EarthLink, Inc. (a)	212,790
6,200	Interwoven, Inc. (a)	74,462
6,300	j2 Global Communications, Inc. (a)	144,900
20,400	United Online, Inc.	204,612
7,700	ValueClick, Inc. (a)	116,655
		955,590
	IT Services — 1.8%
10,700	Acxiom Corp.	122,943
4,500	CACI International, Inc., Class A (a)	205,965
14,100	CIBER, Inc. (a)	87,561
4,200	CSG Systems International, Inc. (a)	46,284
11,146	Cybersource Corp. (a)	186,473
4,600	Gartner, Inc. (a)	95,312
2,600	Hackett Group, Inc. (The) (a)	14,924
1,700	iGate Corp. (a)	13,821
4,600	infoGROUP, Inc.	20,194
600	Integral Systems, Inc.	23,220
4,800	Mantech International Corp., Class A (a)	230,976
2,100	MAXIMUS, Inc.	73,122
1,700	NCI, Inc., Class A (a)	38,896
9,600	Perot Systems Corp., Class A (a)	144,096
		1,303,787
	Leisure Equipment & Products — 1.0%
24,800	JAKKS Pacific, Inc. (a)	541,880
6,600	RC2 Corp. (a)	122,496
1,700	Steinway Musical Instruments (a)	44,880
		709,256
	Life Sciences Tools & Services — 0.6%
1,500	AMAG Pharmaceuticals, Inc. (a)	51,150
700	Bio-Rad Laboratories, Inc., Class A (a)	56,623
10,300	Bruker Corp. (a)	132,355
1,600	Enzo Biochem, Inc. (a)	17,952
3,800	Exelixis, Inc. (a)	19,000
1,300	Kendle International, Inc. (a)	47,229
6,500	Medivation, Inc. (a)	76,895
		401,204
	Machinery — 3.9%
5,800	Accuride Corp. (a)	24,650
5,500	Astec Industries, Inc. (a)	176,770
13,100	Barnes Group, Inc.	302,479
4,100	Cascade Corp.	173,512
2,000	Chart Industries, Inc. (a)	97,280
6,900	CIRCOR International, Inc.	338,031
9,000	Columbus McKinnon Corp. (a)	216,720
14,100	EnPro Industries, Inc. (a)	526,494
1,400	Middleby Corp. (a)	61,474
16,400	Wabtec Corp.	797,368
1,200	Watts Water Technologies, Inc., Class A	29,880
		2,744,658
	Marine — 0.7%
5,500	Genco Shipping & Trading Ltd.	358,600
16,700	Horizon Lines, Inc., Class A	166,165
300	TBS International Ltd., Class A, (Bermuda) (a)	11,985
		536,750
	Media — 1.5%
2,600	Belo Corp., Class A	19,006
3,500	Entercom Communications Corp., Class A	24,570
7,300	Harte-Hanks, Inc.	83,585
3,400	Lee Enterprises, Inc.	13,566
8,600	LIN TV Corp., Class A (a)	51,256
4,200	Marvel Entertainment, Inc. (a)	134,988
3,700	McClatchy Co., Class A	25,086
4,700	Scholastic Corp. (a)	134,702
67,300	Sinclair Broadcast Group, Inc., Class A	511,480
3,800	Valassis Communications, Inc. (a)	47,576
		1,045,815
	Metals & Mining — 0.5%
500	Compass Minerals International, Inc.	40,280
2,900	Olympic Steel, Inc.	220,168
900	Schnitzer Steel Industries, Inc., Class A	103,140
		363,588
	Multi-Utilities — 0.3%
3,000	Black Hills Corp.	96,180
9,800	PNM Resources, Inc.	117,208
		213,388
	Oil, Gas & Consumable Fuels — 3.4%
700	APCO Argentina, Inc.	20,265
1,300	ATP Oil & Gas Corp. (a)	51,311
3,400	Bois d’Arc Energy, Inc. (a)	82,654
4,400	Callon Petroleum Co. (a)	120,384
16,000	Gran Tierra Energy, Inc., (Canada) (a)	127,520
25,700	McMoRan Exploration Co. (a)	707,264

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
4,200	Penn Virginia Corp.	316,764
10,000	Stone Energy Corp. (a)	659,100
3,600	Swift Energy Co. (a)	237,816
14,000	VAALCO Energy, Inc. (a)	118,580
		2,441,658
	Paper & Forest Products — 0.2%
13,600	Buckeye Technologies, Inc. (a)	115,056
	Personal Products — 0.1%
9,300	American Oriental Bioengineering, Inc., (China) (a)	91,791
	Pharmaceuticals — 1.1%
4,000	Alpharma, Inc., Class A (a)	90,120
900	Auxilium Pharmaceuticals, Inc. (a)	30,258
3,400	Barrier Therapeutics, Inc. (a)	13,668
2,000	Bentley Pharmaceuticals, Inc. (a)	32,300
6,000	Cardiome Pharma Corp., (Canada) (a)	52,800
5,200	Cypress Bioscience, Inc. (a)	37,388
7,000	DURECT Corp. (a)	25,690
2,900	Par Pharmaceutical Cos., Inc. (a)	47,067
1,200	Salix Pharmaceuticals Ltd. (a)	8,436
4,100	ULURU, Inc. (a)	3,485
3,900	Valeant Pharmaceuticals International (a)	66,729
19,400	ViroPharma, Inc. (a)	214,564
3,400	XenoPort, Inc. (a)	132,702
		755,207
	Real Estate Investment Trusts (REITs) — 5.7%
1,283	American Campus Communities, Inc.	35,719
11,400	Anthracite Capital, Inc.	80,256
4,500	Ashford Hospitality Trust, Inc.	20,790
6,300	Associated Estates Realty Corp.	67,473
2,100	BioMed Realty Trust, Inc.	51,513
3,600	Capstead Mortgage Corp.	39,060
35,300	DCT Industrial Trust, Inc.	292,284
20,600	Digital Realty Trust, Inc.	842,746
7,500	Glimcher Realty Trust	83,850
5,200	Gramercy Capital Corp. (m)	60,268
7,600	Hersha Hospitality Trust	57,380
2,000	Home Properties, Inc.	96,120
1,800	LaSalle Hotel Properties	45,234
48,600	Lexington Realty Trust	662,418
4,900	Maguire Properties, Inc.	59,633
47,400	MFA Mortgage Investments, Inc.	309,048
2,000	Mission West Properties	21,920
10,900	National Retail Properties, Inc.	227,810
1,800	Nationwide Health Properties, Inc.	56,682
6,700	Omega Healthcare Investors, Inc.	111,555
2,300	Parkway Properties, Inc.	77,579
13,300	Pennsylvania Real Estate Investment Trust	307,762
2,400	PS Business Parks, Inc.	123,840
3,400	RAIT Financial Trust	25,228
2,100	Saul Centers, Inc.	98,679
10,800	Senior Housing Properties Trust	210,924
		4,065,771
	Real Estate Management & Development — 0.1%
2,700	Forestar Real Estate Group, Inc. (a)	51,435
	Road & Rail — 0.3%
2,700	Arkansas Best Corp.	98,928
7,200	YRC Worldwide, Inc. (a)	107,064
		205,992
	Semiconductors & Semiconductor Equipment — 4.2%
700	Actel Corp. (a)	11,795
4,600	Advanced Energy Industries, Inc. (a)	63,020
54,700	Amkor Technology, Inc. (a)	569,427
2,925	Applied Micro Circuits Corp. (a)	25,038
2,400	Asyst Technologies, Inc. (a)	8,568
2,900	Axcelis Technologies, Inc. (a)	14,152
2,700	Brooks Automation, Inc. (a)	22,329
12,400	Cirrus Logic, Inc. (a)	68,944
6,250	Diodes, Inc. (a)	172,750
7,906	Entegris, Inc. (a)	51,784
2,000	IXYS Corp. (a)	23,880
8,100	Kulicke & Soffa Industries, Inc. (a)	59,049
3,500	Lattice Semiconductor Corp. (a)	10,955
1,200	LTX Corp. (a)	2,640
3,400	Mattson Technology, Inc. (a)	16,184
9,700	Micrel, Inc.	88,755
3,300	Microsemi Corp. (a)	83,094
9,000	MIPS Technologies, Inc. (a)	33,750
4,900	MKS Instruments, Inc. (a)	107,310
2,300	OmniVision Technologies, Inc. (a)	27,807
1,500	Photronics, Inc. (a)	10,560
23,700	PMC-Sierra, Inc. (a)	181,305
8,200	RF Micro Devices, Inc. (a)	23,780
1,100	Semitool, Inc. (a)	8,261
5,200	Semtech Corp. (a)	73,164
400	Sigma Designs, Inc. (a)	5,556
10,000	Silicon Image, Inc. (a)	72,500
7,500	Silicon Storage Technology, Inc. (a)	20,775

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   9

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
49,600	Skyworks Solutions, Inc. (a)	489,552
2,800	Standard Microsystems Corp. (a)	76,020
600	Supertex, Inc. (a)	14,004
10,300	Techwell, Inc. (a)	126,896
27,600	TriQuint Semiconductor, Inc. (a)	167,256
18,900	Zoran Corp. (a)	221,130
		2,951,990
	Software — 2.8%
12,900	Actuate Corp. (a)	50,439
1,400	Ansoft Corp. (a)	50,960
31,000	Aspen Technology, Inc. (a)	412,300
4,000	Epicor Software Corp. (a)	27,640
1,800	EPIQ Systems, Inc. (a)	25,560
7,600	Informatica Corp. (a)	114,304
1,400	InterVoice, Inc. (a)	7,980
9,600	JDA Software Group, Inc. (a)	173,760
1,600	Macrovision Solutions Corp. (a)	23,936
2,000	Magma Design Automation, Inc. (a)	12,140
1,800	Manhattan Associates, Inc. (a)	42,714
6,800	Mentor Graphics Corp. (a)	107,440
900	Net 1 UEPS Technologies, Inc., (South Africa) (a)	21,870
12,640	Parametric Technology Corp. (a)	210,709
900	Pegasystems, Inc.	12,114
10,200	Progress Software Corp. (a)	260,814
2,600	Secure Computing Corp. (a)	10,764
2,300	Smith Micro Software, Inc. (a)	13,110
1,200	SPSS, Inc. (a)	43,644
11,800	Sybase, Inc. (a)	347,156
		1,969,354
	Specialty Retail — 3.2%
6,050	Aeropostale, Inc. (a)	189,547
13,400	Brown Shoe Co., Inc.	181,570
3,500	Buckle, Inc. (The)	160,055
7,342	Collective Brands, Inc. (a)	85,387
14,600	Gymboree Corp. (a)	585,022
7,900	JOS A Bank Clothiers, Inc. (a)	211,325
15,600	Men’s Wearhouse, Inc.	254,124
29,100	Rent-A-Center, Inc. (a)	598,587
		2,265,617
	Textiles, Apparel & Luxury Goods — 2.0%
2,900	Columbia Sportswear Co.	106,575
3,000	Deckers Outdoor Corp. (a)	417,600
22,200	Maidenform Brands, Inc. (a)	299,700
4,700	Movado Group, Inc.	93,060
900	Oxford Industries, Inc.	17,235
13,700	Perry Ellis International, Inc. (a)	290,714
2,300	Steven Madden Ltd. (a)	42,274
4,200	UniFirst Corp.	187,572
		1,454,730
	Thrifts & Mortgage Finance — 0.8%
2,300	Federal Agricultural Mortgage Corp., Class C	56,994
10,257	First Niagara Financial Group, Inc.	131,905
1,200	First Place Financial Corp.	11,280
2,700	Guaranty Financial Group, Inc. (a)	14,499
400	Imperial Capital Bancorp, Inc.	2,292
400	OceanFirst Financial Corp.	7,220
14,800	Ocwen Financial Corp. (a)	68,820
7,900	PMI Group, Inc. (The)	15,405
8,500	Trustco Bank Corp.	63,070
6,100	United Community Financial Corp.	22,875
3,300	WSFS Financial Corp.	147,180
		541,540
	Tobacco — 0.7%
72,700	Alliance One International, Inc. (a)	371,497
2,700	Universal Corp.	122,094
		493,591
	Trading Companies & Distributors — 1.0%
24,675	Applied Industrial Technologies, Inc.	596,395
3,700	Kaman Corp.	84,212
		680,607
	Wireless Telecommunication Services — 0.8%
29,600	Centennial Communications Corp. (a)	206,904
24,000	Syniverse Holdings, Inc. (a)	388,800
		595,704
	Total Common Stocks (Cost $71,413,500)	64,549,203

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.5%
365,000	U.S. Treasury Note, 4.63%, 11/30/08 (k) (Cost $368,179)	368,993
	Total Long-Term Investments (Cost $71,781,679)	64,918,196

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.7%
	Investment Company — 1.7%
1,195,373	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $1,195,373)	1,195,373
	Total Investments — 93.1% (Cost $72,977,052)	66,113,569
	Other Assets in Excess of Liabilities — 6.9%	4,882,131
	NET ASSETS — 100.0%	$70,995,700

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	—	Amount rounds to less than 0.1%.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
19	Russell 2000 Index	September, 2008	$6,571,150	$(108,930)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

Small Company Portfolio
ASSETS:
Investments in non-affiliates, at value	$64,918,196
Investments in affiliates, at value	1,195,373
Total investment securities, at value	66,113,569
Receivables:
Investment securities sold	7,393,745
Portfolio shares sold	17,295
Interest and dividends	86,933
Total Assets	73,611,542

LIABILITIES:
Payables:
Due to custodian	5,395
Investment securities purchased	2,170,210
Portfolio shares redeemed	264,672
Variation margin on futures contracts	62,087
Accrued liabilities:
Investment advisory fees	37,207
Administration fees	16,053
Custodian and accounting fees	30,466
Other	29,752
Total Liabilities	2,615,842
Net Assets	$70,995,700

NET ASSETS:
Paid in capital	$74,207,012
Accumulated undistributed (distributions in excess of) net investment income	68,217
Accumulated net realized gains (losses)	3,692,884
Net unrealized appreciation (depreciation)	(6,972,413)
Total Net Assets	$70,995,700

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	5,274,689
Net asset value, offering and redemption price per share	$13.46

Cost of investments in non-affiliates	$71,781,679
Cost of investments in affiliates	1,195,373

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Small Company Portfolio
INVESTMENT INCOME:
Dividend income	$437,612
Dividend income from affiliates (a)	32,041
Interest income	2,869
Foreign taxes withheld	(206)
Total investment income	472,316

EXPENSES:
Investment advisory fees	224,498
Administration fees	115,231
Custodian and accounting fees	20,903
Professional fees	28,111
Trustees’ and Chief Compliance Officer’s fees	4,985
Printing and mailing costs	17,001
Transfer agent fees	10,531
Other	9,145
Total expenses	430,405
Less amounts waived	(26,192)
Less earnings credits	(117)
Net expenses	404,096
Net investment income (loss)	68,220

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	4,104,107
Futures	(251,272)
Net realized gain (loss)	3,852,835
Change in net unrealized appreciation (depreciation) of:
Investments	(9,482,612)
Futures	(100,772)
Change in net unrealized appreciation (depreciation)	(9,583,384)
Net realized/unrealized gains (losses)	(5,730,549)
Change in net assets resulting from operations	$(5,662,329)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Small Company Portfolio
	Six Months Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$68,220	$130,212
Net realized gain (loss)	3,852,835	7,375,039
Change in net unrealized appreciation (depreciation)	(9,583,384)	(12,165,419)
Change in net assets resulting from operations	(5,662,329)	(4,660,168)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(130,200)	(8,183)
From net realized gains	(7,325,912)	(4,396,778)
Total distributions to shareholders	(7,456,112)	(4,404,961)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,006,729	18,257,700
Dividends and distributions reinvested	7,456,112	4,404,961
Cost of shares redeemed	(12,751,008)	(26,505,828)
Change in net assets from capital transactions	1,711,833	(3,843,167)

NET ASSETS:
Change in net assets	(11,406,608)	(12,908,296)
Beginning of period	82,402,308	95,310,604
End of period	$70,995,700	$82,402,308
Accumulated undistributed (distributions in excess of) net investment income	$68,217	$130,197

SHARE TRANSACTIONS:
Issued	472,714	1,038,889
Reinvested	536,411	246,500
Redeemed	(864,000)	(1,503,779)
Change in shares	145,125	(218,390)

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Total distributions
Small Company Portfolio
Six Months Ended June 30, 2008 (Unaudited)	$16.06	$0.01	$(1.08)	$(1.07)	$(0.03)		$(1.50)	$(1.53)
Year Ended December 31, 2007	17.82	0.02	(0.95)	(0.93)	—	(e)	(0.83)	(0.83)
Year Ended December 31, 2006	15.92	— (e)	2.39	2.39	—		(0.49)	(0.49)
Year Ended December 31, 2005	17.88	(0.01)	0.29	0.28	—		(2.24)	(2.24)
Year Ended December 31, 2004	14.06	(0.05)	3.87	3.82	—		—	—
Year Ended December 31, 2003	10.34	(0.06)	3.78	3.72	—		—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 13.46	(6.96)%	$70,996	1.08%	0.18%	1.15%	21%
16.06	(5.67)	82,402	1.15	0.14	1.15	44
17.82	15.01	95,311	1.15	0.01	1.15	39
15.92	3.42	86,926	1.15	(0.04)	1.15	44
17.88	27.17	81,562	1.15	(0.37)	1.15	154
14.06	35.98	52,215	1.15	(0.53)	1.15	60

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Small Company Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Portfolio shares are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1	$65,744,576	$—	$(108,930)
Level 2	368,993	—	—
Level 3	—	—	—
Total	$66,113,569	$—	$(108,930)

*	Other financial instruments include futures, forwards and swap contracts.

B.  Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of June 30, 2008, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

G.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $1,655.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 1.08% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

Prior to January 1, 2008, the contractual expense limitation was 1.15%.

For the six months ended June 30, 2008, the Administrator contractually waived fees for the Portfolio in the amount of $26,192. The Administrator does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

20   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$15,238,530	$24,112,696

During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$72,977,052	$7,565,166	$14,428,649	$(6,863,483)

6. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Small Company Portfolio
Actual	$1,000.00	$930.40	$5.18	1.08%
Hypothetical	1,000.00	1,019.49	5.42	1.08

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

22   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-SCP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

J.P. Morgan

Series

Trust II

JPMorgan U.S. Large Cap Core Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Schedule of Shareholder Expenses	15

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan U.S. Large Cap Core Equity Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the six months, as negative news impacted the financial markets and the U.S. economy. Problems in other segments of the economy — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the equity markets.

As these problems gained momentum, volatility increased, and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system by launching new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 basis points (bps) in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

Returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –11.91%, while large-, mid- and small-cap stocks returned –11.20%, –7.57% and –9.37%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust that you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   1

JPMorgan U.S. Large Cap Core Equity Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$39,132,721
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan U.S. Large Cap Core Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities,* returned –10.58%** for the six months ended June 30, 2008, compared to the –11.91% return for the S&P 500 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period due primarily to stock selection in the semiconductor, financial and network technology sectors. However, on an absolute basis, Fund performance was lackluster which was in sync with the market. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasuries and cash).

At the individual stock level, Norfolk Southern Corp. contributed to performance. The company reported in-line first-quarter earnings, which benefited from continued strength in shipping volumes for coal and agricultural products. An overweight in programmable logic leader Xilinx Inc. also helped returns. The company’s shares rallied early in 2008, as the company soundly beat consensus earnings estimates on strong new product sales. Furthermore, management raised its outlook for gross and operating margins. An overweight in Yahoo Inc. aided performance. The company’s shares rose following Microsoft’s bid to buy the Internet company.

On the negative side, stock selection in the pharmaceutical/ medical technology, consumer staples and consumer cyclical sectors hurt returns. At the individual stock level, Merck & Co. Inc. and Schering-Plough Corp. detracted from performance. Both companies were hurt by negative news surrounding their co-marketed cholesterol drug Vytorin, which combines Zetia with traditional statin drug simvastatin. Reports stated that Vytorin may be no more effective than statins currently on the market and potentially could cause more liver problems than reported earlier. An overweight in Johnson Controls Inc., a global multi-industrial company, also hurt returns. The company was hurt by concerns that sharp increases in steel costs and decelerating auto demand would hurt its profitability.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio was positioned based on our bottom-up approach to stock selection and was constructed to optimize use of the information advantage contained in JPMorgan’s equity research. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

The portfolio manager continued to focus on overweighting companies in each sector of the market that were deemed to be attractively priced relative to future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 Index to minimize volatility relative to the index and to ensure that stock selection remains the key driver of returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.7%
2.	Norfolk Southern Corp.	3.0
3.	Cisco Systems, Inc.	2.8
4.	Microsoft Corp.	2.7
5.	Praxair, Inc.	2.6
6.	Merck & Co., Inc.	2.4
7.	Procter & Gamble Co.	2.3
8.	General Electric Co.	2.1
9.	Danaher Corp.	2.0
10.	International Business Machines Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	18.6%
Energy	15.8
Financials	13.0
Industrials	10.9
Consumer Staples	10.6
Health Care	10.0
Consumer Discretionary	8.6
Materials	4.3
Utilities	4.2
Telecommunication Services	3.7
Short-Term Investment	0.3

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	10 YEAR
U.S. LARGE CAP CORE EQUITY PORTFOLIO	1/3/95	(10.58)%	(14.27)%	6.12%	1.27%

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan U.S. Large Cap Core Equity Portfolio, S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   3

JPMorgan U.S. Large Cap Core Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Common Stocks — 99.7%
	Aerospace & Defense — 2.8%
5,935	Boeing Co.	390,048
11,515	United Technologies Corp.	710,476
		1,100,524
	Auto Components — 1.5%
19,890	Johnson Controls, Inc.	570,445
	Beverages — 1.1%
7,060	PepsiCo, Inc.	448,945
	Biotechnology — 1.9%
4,430	Celgene Corp. (a)	282,944
8,730	Gilead Sciences, Inc. (a)	462,254
		745,198
	Capital Markets — 4.9%
5,410	Ameriprise Financial, Inc.	220,025
12,750	Bank of New York Mellon Corp. (The)	482,332
1,430	Goldman Sachs Group, Inc. (The)	250,107
10,300	Merrill Lynch & Co., Inc.	326,613
11,840	Morgan Stanley	427,069
11,330	TD AMERITRADE Holding Corp. (a)	204,960
		1,911,106
	Chemicals — 3.3%
2,300	Monsanto Co.	290,812
10,665	Praxair, Inc.	1,005,070
		1,295,882
	Commercial Banks — 3.1%
19,040	U.S. Bancorp	531,026
7,800	Wachovia Corp.	121,134
24,350	Wells Fargo & Co.	578,312
		1,230,472
	Communications Equipment — 6.0%
47,865	Cisco Systems, Inc. (a)	1,113,340
22,115	Corning, Inc.	509,751
16,145	QUALCOMM, Inc.	716,353
		2,339,444
	Computers & Peripherals — 5.7%
4,140	Apple, Inc. (a)	693,202
17,075	Hewlett-Packard Co.	754,886
6,595	International Business Machines Corp.	781,705
		2,229,793
	Diversified Financial Services — 2.3%
25,040	Bank of America Corp.	597,705
16,990	Citigroup, Inc.	284,752
		882,457
	Diversified Telecommunication Services — 3.7%
20,790	AT&T, Inc.	700,415
20,595	Verizon Communications, Inc.	729,063
		1,429,478
	Electric Utilities — 3.4%
7,365	Edison International	378,414
2,600	Exelon Corp.	233,896
8,680	FirstEnergy Corp.	714,624
		1,326,934
	Energy Equipment & Services — 3.0%
3,050	Baker Hughes, Inc.	266,387
3,200	National Oilwell Varco, Inc. (a)	283,904
5,770	Schlumberger Ltd.	619,871
		1,170,162
	Food & Staples Retailing — 4.8%
12,755	CVS/Caremark Corp.	504,715
23,600	Safeway, Inc.	673,780
8,900	SYSCO Corp.	244,839
8,300	Wal-Mart Stores, Inc.	466,460
		1,889,794
	Health Care Equipment & Supplies — 1.1%
4,850	CR Bard, Inc.	426,558
	Health Care Providers & Services — 0.8%
8,050	Aetna, Inc.	326,266
	Hotels, Restaurants & Leisure — 0.9%
4,420	International Game Technology	110,411
6,720	Yum! Brands, Inc.	235,805
		346,216
	Household Products — 3.3%
5,410	Colgate-Palmolive Co.	373,831
15,105	Procter & Gamble Co.	918,535
		1,292,366
	Industrial Conglomerates — 2.1%
31,245	General Electric Co.	833,929
	Insurance — 2.4%
6,210	Aflac, Inc.	389,988
5,645	Hartford Financial Services Group, Inc.	364,497
4,640	Principal Financial Group, Inc.	194,741
		949,226

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 2.0%
1,110	Google, Inc., Class A (a)	584,326
9,710	Yahoo!, Inc. (a)	200,609
		784,935
	Machinery — 3.1%
5,530	Caterpillar, Inc.	408,225
10,170	Danaher Corp.	786,141
		1,194,366
	Media — 3.7%
36,590	News Corp., Class A	550,314
24,720	Time Warner, Inc.	365,856
17,500	Walt Disney Co. (The)	546,000
		1,462,170
	Metals & Mining — 1.0%
3,190	Freeport-McMoRan Copper & Gold, Inc.	373,836
	Multiline Retail — 0.6%
6,190	Kohl’s Corp. (a)	247,848
	Multi-Utilities — 0.8%
21,180	CMS Energy Corp.	315,582
	Oil, Gas & Consumable Fuels — 12.9%
4,700	Apache Corp.	653,300
5,190	Devon Energy Corp.	623,630
25,150	Exxon Mobil Corp.	2,216,470
5,860	Marathon Oil Corp.	303,958
7,060	Occidental Petroleum Corp.	634,412
8,720	XTO Energy, Inc.	597,407
		5,029,177
	Pharmaceuticals — 6.2%
14,650	Abbott Laboratories	776,011
7,200	Bristol-Myers Squibb Co.	147,816
24,550	Merck & Co., Inc.	925,289
28,550	Schering-Plough Corp.	562,149
		2,411,265
	Road & Rail — 3.0%
18,420	Norfolk Southern Corp.	1,154,381
	Semiconductors & Semiconductor Equipment — 1.5%
23,360	Xilinx, Inc.	589,840
	Software — 3.4%
38,130	Microsoft Corp.	1,048,956
13,355	Oracle Corp. (a)	280,455
		1,329,411
	Specialty Retail — 0.8%
8,560	Advance Auto Parts, Inc.	332,385
	Textiles, Apparel & Luxury Goods — 1.0%
6,810	Nike, Inc., Class B	405,944
	Thrifts & Mortgage Finance — 0.3%
6,800	Fannie Mae	132,668
	Tobacco — 1.3%
10,290	Philip Morris International, Inc.	508,223
	Total Long-Term Investments (Cost $37,596,046)	39,017,226
Short-Term Investment — 0.3%
	Investment Company — 0.3%
114,133	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $114,133)	114,133
	Total Investments — 100.0% (Cost $37,710,179)	39,131,359
	Other Assets in Excess of Liabilities — 0.0%	1,362
	NET ASSETS — 100.0%	$39,132,721

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

U.S. Large Cap Core Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$39,017,226
Investments in affiliates, at value	114,133
Total investment securities, at value	39,131,359
Cash	245
Receivables:
Investment securities sold	291,255
Portfolio shares sold	22,677
Interest and dividends	51,192
Total Assets	39,496,728

LIABILITIES:
Payables:
Investment securities purchased	286,143
Portfolio shares redeemed	3,982
Accrued liabilities:
Investment advisory fees	11,816
Administration fees	6,087
Custodian and accounting fees	6,275
Other	49,704
Total Liabilities	364,007
Net Assets	$39,132,721

NET ASSETS:
Paid in capital	$47,321,231
Accumulated undistributed (distributions in excess of) net investment income	227,783
Accumulated net realized gains (losses)	(9,837,473)
Net unrealized appreciation (depreciation)	1,421,180
Total Net Assets	$39,132,721

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	2,805,141
Net asset value, offering and redemption price per share	$13.95

Cost of investments in non-affiliates	$37,596,046
Cost of investments in affiliates	114,133

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

U.S. Large Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividend income	$400,551
Dividend income from affiliates (a)	5,503
Total investment income	406,054

EXPENSES:
Investment advisory fees	73,364
Administration fees	39,885
Custodian and accounting fees	12,398
Interest expense	86
Professional fees	24,591
Trustees’ and Chief Compliance Officer’s fees	4,730
Printing and mailing costs	10,139
Transfer agent fees	7,336
Other	5,735
Total expenses	178,264
Less earnings credits	(9)
Net expenses	178,255
Net investment income (loss)	227,799

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	2,467,407
Change in net unrealized appreciation (depreciation) of investments	(7,500,521)
Net realized/unrealized gains (losses)	(5,033,114)
Change in net assets resulting from operations	$(4,805,315)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	U.S. Large Cap Core Equity Portfolio
	Six Months Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$227,799	$505,303
Net realized gain (loss)	2,467,407	4,046,382
Change in net unrealized appreciation (depreciation)	(7,500,521)	(3,612,841)
Change in net assets resulting from operations	(4,805,315)	938,844

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(505,300)	(549,100)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,367,131	4,102,213
Dividends and distributions reinvested	505,300	549,100
Cost of shares redeemed	(3,724,685)	(11,317,792)
Change in net assets from capital transactions	(1,852,254)	(6,666,479)

NET ASSETS:
Change in net assets	(7,162,869)	(6,276,735)
Beginning of period	46,295,590	52,572,325
End of period	$39,132,721	$46,295,590
Accumulated undistributed (distributions in excess of) net investment income	$227,783	$505,284

SHARE TRANSACTIONS:
Issued	92,056	254,824
Reinvested	33,799	33,979
Redeemed	(252,235)	(703,372)
Change in shares	(126,380)	(414,569)

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

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JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
U.S. Large Cap Core Equity Portfolio
Six Months Ended June 30, 2008 (Unaudited)	$15.79	$0.08	(e)	$(1.74)	$(1.66)	$(0.18)
Year Ended December 31, 2007	15.71	0.16	(e)	0.09	0.25	(0.17)
Year Ended December 31, 2006	13.60	0.17		2.08	2.25	(0.14)
Year Ended December 31, 2005	13.59	0.15		0.03	0.18	(0.17)
Year Ended December 31, 2004	12.51	0.16		1.02	1.18	(0.10)
Year Ended December 31, 2003	9.84	0.10		2.65	2.75	(0.08)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 13.95	(10.58)%	$39,133	0.85%	1.09%	0.85%	49%
15.79	1.60	46,296	0.85	1.01	0.85	39
15.71	16.65	52,572	0.85	1.09	0.85	29
13.60	1.35	48,959	0.85	0.98	0.85	45
13.59	9.49	54,429	0.85	1.24	0.85	36
12.51	28.14	51,208	0.85	0.89	0.85	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan U.S. Large Cap Core Equity Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$39,131,359	$—
Level 2	—	—
Level 3	—	—
Total	$39,131,359	$—

*	Other financial instruments include futures, forwards and swap contracts.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

C. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

E. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

F. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.35%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $307.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.50% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.50%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 0.85% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$20,620,279	$22,208,738

During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$37,710,179	$5,203,259	$3,782,079	$1,421,180

6. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

14   J.P. MORGAN SERIES TRUST II        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
U.S. Large Cap Core Equity Portfolio
Actual	$1,000.00	$894.20	$4.00	0.85%
Hypothetical	1,000.00	1,020.64	4.27	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2008        J.P. MORGAN SERIES TRUST II   15

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-USLCCEP-608

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Series Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 5, 2008

By:	/s/____________________________

Patricia A. Maleski

Principal Financial Officer

September 5, 2008